Exhibit 10.6

Dated 26th May 2006

(1) TALISMAN EXPRO LIMITED

(2) TALISMAN ENERGY (UK) LIMITED

HIVE-OUT AGREEMENT
in respect of interests in UKCS Licences P.120, P.019, P.020, P.291, P.292, P.357, P.213, P.111 and
P.1264

CMS Cameron McKenna LLP

Mitre House
North Silver Street
Aberdeen AB10 1RJ

T +44(0)1224 622002

F +44(0)1224 622066

Ref: NW/SMLR/0Z6417.00139

Table of Contents

1.	Definitions and interpretation

2.	Sale and Purchase of the Interests and Other Interests

3.	Consideration

4.	Completion

5.	Post Completion

6.	Indemnities

7.	No Warranty

8.	Confidentiality and Announcements

9.	Costs and Expenses

10.	Taxation

11.	Further Assurance

12.	Variation

13.	Severance

14.	Assignment

15.	General

16.	Rights of Third Parties

17.	Governing law

Schedule 1 Interests

Schedule 2 Working Capital

Schedule 3 MAC Contracts

THIS AGREEMENT is made the 26th day of May 2006

BETWEEN

(1)	TALISMAN EXPRO LIMITED, a company incorporated in England and Wales (registered number 3518803) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (the “Seller”); and

(2)	TALISMAN ENERGY (UK) LIMITED, a company incorporated in England and Wales (registered number 00825828) whose registered office is 20-22 Bedford Row, London WC1R 4JS (the “Purchaser”).

WHEREAS the Seller wishes to sell and the Purchaser wishes to buy the Interests and the Other Interests on the terms and conditions set out herein.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.	Definitions and interpretation

Definitions

1.1	In this Agreement the following expressions shall, except where the context otherwise requires, have the following respective meanings:

“Accounting System” means the Sun accounting system owned and/or held by the Seller and all hardware and software relating thereto;

“Accruals Basis” means that basis of accounting under which costs and benefits are regarded as applicable to the period in which the liability for the cost is incurred or the right to the benefit arises regardless of when invoiced, paid or received;

“Affiliate” means in relation to a Party, any company or legal entity that controls or is controlled by, or which is controlled by an entity which controls, such Party, where “control” means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting rights in a company or other legal entity, the right to appoint the majority of the board of directors (or equivalent body) of a company or legal entity or the contractual right to exercise a controlling influence over a company or other legal entity;

“Agreement” means this agreement including the recital and the Schedules attached hereto;

“Assignment Documents” means the assignment and novation agreements in respect of the Interests Documents, which shall (to the extent appropriate) be executed as execution deeds in accordance with the Master Deed issued by UKOOA and dated 28 April 2003 together with any other documents the Seller (acting reasonably) considers necessary to effect the assignment and transfer of the Interests to the Purchaser and to release the Seller and its Affiliates from contractual liability to the Relevant Third Parties and any other third parties with respect to the Interests, and shall include any documents the Seller (acting reasonably) considers necessary to effect the transfer of operatorship to the Purchaser or one of its Affiliates;

“Backstop Date” has the meaning given in Clause 2.3;

“Benefits” means income, receipts, rebates, credits and other benefits of whatsoever nature and howsoever arising;

“Block” means a licence block on the United Kingdom Continental Shelf;

“Business Day” means a day (other than a Saturday, a Sunday or a legal bank or public holiday) on which clearing banks are or, as the context may require, were generally open for business in England;

“Completion” means the completion of the sale and purchase of the Interests and the Other Interests in accordance with the provisions of this Agreement;

“Completion Date” means the date on which Completion takes place;

“Conditions Precedent” means the conditions precedent to Completion set out in Clause 2.2;

“Confidential Information” has the meaning given in Clause 8.1;

“Consents” has the meaning given to it in Clause 6.5.2;

“Consideration” has the meaning given in Clause 3.1;

“Data” means all data in the possession of the Seller relating directly to the Interests and forming part of the property jointly owned by the Seller and the other parties to the JOAs or the UOAs (as the case may be) including petroleum engineering, reservoir engineering, drilling, geological, geophysical and all other kinds of technical data and reports, samples, well-logs and analyses in whatever form the same are maintained, but excluding internal memoranda, reports, interpretations and documents created for the Seller’s (or its Affiliates’) own use and Traded Data;

“Decommissioning Liabilities” means any Obligations incurred in relation to abandonment and/or decommissioning and/or removing and making safe all property (whether or not in existence as at the date of this Agreement) related to the Interests (including platforms, pipelines, plant, machinery, wells, facilities and all other offshore and onshore installations and structures and drill cuttings) whether such Obligations are incurred under or pursuant to any of the Interests Documents or under statutory, common law or other obligation (whether or not in existence as at the date of this Agreement) and including any residual liability for anticipated and/or necessary continuing insurance, maintenance and monitoring costs;

“Derivatives Agreements” means any transaction, howsoever documented, which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made and any combination of such transactions, in each case entered into between the Seller and any counterparty and which has a scheduled termination date (howsoever described) after the Completion Date;

“Environment” means all or any of the following, alone or in combination: the air (including the air within buildings and the air within any other natural or man-made structures above or below ground or above or below water), water (including seawater inside or outside any territorial limits, freshwater and water under or within land or in pipes or sewerage systems), soil and land (including the seabed and land under water) and any ecological systems and living organisms supported by those media including man;

“Environmental Law” means all United Kingdom and European Union acts and laws, international treaties, national, federal, provincial, state or local statutes, the common law, and any codes of law (having legal effect), in any relevant jurisdiction concerning:

(a)	harm or damage to or protection of the Environment and/or the provision of remedies in respect of or compensation for harm or damage to the Environment; and/or

(b)	emissions, discharges, releases or escapes into or the presence in the Environment of Hazardous Substances or the production, processing, management, treatment, storage, transport, handling or disposal of Hazardous Substances or the disposal or abandonment of any fixed or floating offshore installation; and/or

(c) worker or public health and safety,

and any bylaws, regulations or subordinate legislation, judgements, decisions, notices, orders, circulars, technical instructions, licences or permits and codes of practice from time to time issued or made thereunder;

“Environmental Liabilities” means any Obligations in respect of the Interests under any Environmental Law or in relation to cleaning up, decontamination of, removing and disposing of debris or any property (including platforms, pipelines, plant, machinery, wells, facilities and all other offshore and onshore installations and structures and drill cuttings) from and for reinstating any area of land, foreshore or seabed, wherever situated, whether such Obligations are incurred under or pursuant to any of the Interests Documents or under any Environmental Law or other obligation and including any residual liability for anticipated and/or necessary continuing insurance, maintenance and monitoring costs;

“Expro Purchaser” means Endeavour Energy UK Limited;

“Expro Put & Call Agreement” means the agreement dated the same day as this Agreement granting put and call options over the issued share capital of the Seller between Paladin Resources Limited and Expro Purchaser;

“Field” means a hydrocarbon accumulation which forms part of the Interests as referred to in Schedule 1;

“Field Facilities” means the hydrocarbon production, processing and transportation facilities and the interconnecting pipelines used in relation to the Field and wholly owned by the Field Group;

“Field Group” means the parties to a JOA or UOA;

“Hazardous Substances” means any wastes, pollutants, contaminants and any other natural or artificial substances (whether in the form of a solid, liquid, gas or vapour, and whether alone or in combination) which are capable of causing harm or damage to the Environment;

“Hive-In Interests” means the “Interests” as defined in the Hive-In Agreement of even date herewith and entered into among the Seller, the Purchaser, Talisman Energy Alpha Limited, Talisman North Sea Limited and Talisman Oil Trading Limited;

“ICTA” means the Income and Corporation Taxes Act;

“Indemnified Party” has the meaning given in Clause 6.9.1;

“Indemnifying Party” has the meaning given in Clause 6.9.1;

“Interests” means

(a)	the Seller’s undivided legal and beneficial interest in each Licence;

(b)	the Seller’s entire interest in and under the JOA in relation to each Licence;

(c)	the Seller’s entire interest in and under the UOA;

(d)	the Seller’s entire interest in the Field Facilities; and

(e)	the Seller’s entire interest in the Data,

together in each case with all rights and obligations attaching thereto and including but not limited to (i) the right to take and receive a consequent share of all Petroleum produced under the Licences on and after the Completion Date and to receive the gross proceeds from the sale or other disposition thereof; (ii) a consequent share of the Seller’s right, title and interest in and to jointly-owned funds, jointly owned property and all other assets which are or may be owned pursuant to or under any of the Interests Documents; and (iii) all rights, liabilities and obligations associated with such interest under the Interests Documents;

“Interests Documents” means those documents listed as such in Schedule 1 which relate to each part of the Interests;

“JOA” means the joint operating agreement currently in force in respect of operations pursuant to a Licence and identified as such in Schedule 1;

“Licence” means each or any of the licences of which details are set out in Schedule 1;

“Licence Operator” means the entity appointed operator pursuant to a JOA and in the case of each Licence the current Licence Operator is identified in the relevant Part of Schedule 1;

“MAC Contracts” means the contracts listed at Schedule 3;

“Non-Retained Interests” means any property, assets, benefits and other rights owned or otherwise held by the Seller at the date of completion of the Expro Put & Call Agreement other than the Retained Interests and/or the Hive-In Interests;

“Non-Retained Obligations” means any Obligations of the Seller whether actual or contingent arising from any act, omission, event or circumstance occurring prior to the completion of the Expro Put & Call Agreement which do not relate to the Retained Interests and/or the Hive-In Interests;

“Obligations” means costs, charges, expenses, liabilities and obligations of whatsoever nature and howsoever arising;

“Operated Assets” means the those parts of the Interests operated by the Seller as set out in Schedule 1;

“Operated JOAs” means the JOAs pertaining to the Operated Assets as set out in Schedule 1;

“Operator” means, where the context so requires, any of or all of the following:

(a) a Licence Operator;

(b) the Pipeline Operator; and/or

(c) the Unit Operator;

“Other Interests” means the Accounting System, the Derivatives Agreements, the MAC Contracts, seismic agreements and licences, confidentiality agreements, any historic sale and purchase agreements and all other property, assets, rights, liabilities and benefits of the Seller, other than the Retained Interests and the Hive-In Interests or anything that relates exclusively thereto;

“Party” or “Parties” means a party or parties to this Agreement;

“Petroleum” shall have the meaning given in the Licences;

“Pipeline Operator” means the entity appointed operator in relation to a Pipeline System, as identified in Schedule 1;

“Pipeline System” means a pipeline system through which production from a Field or Fields is transported and which is identified and described in Schedule 1;

“Pounds Sterling” or “£” means the lawful currency for the time being of the United Kingdom;

“PRT” means Petroleum Revenue Taxes charged under the Oil Taxation Act 1975;

“Relevant Third Parties” means the parties (other than the Seller and the Purchaser) to any or all of the Interests Documents;

“Retained Interests” means the “Licence Interests” as defined in the Expro Put & Call Agreement;

“Securities and Exchange Commission” means the Securities and Exchange Commission of the United States of America;

“Secretary” means the Secretary of State for Trade and Industry of Her Majesty’s Government of the United Kingdom and any successor in relevant function in relation to the Licences;

“Third Party” has the meaning given in Clause 6.9.1;

“Third Party Claim” has the meaning given in Clause 6.9.1;

“Traded Data” means, with respect to a Block comprised within the Interests, data which relates to an area outside such Block and which has been acquired by trade, purchase or otherwise by and on behalf of the Seller (either alone or in conjunction with third parties) from a third party or parties, and/or data which relates to such a Block and has been acquired as aforesaid which in both cases cannot be provided to the Purchaser because such transfer is prohibited by the agreement under which it was acquired;

“Unit Operator” means the entity appointed operator pursuant to a UOA;

“UOA” means the unitisation and operating agreement currently in force in respect of a Field identified as such in Schedule 1;

“VAT” means value added tax as charged under the Value Added Tax Act 1994; and

“Working Capital Adjustment” means the adjustment described in Clause 3.2.

Interpretation

1.2	All references to Clauses and Schedules (and Parts thereof) are, unless otherwise expressly stated, references to clauses of and schedules (and parts thereof) to this Agreement.

1.3	The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.4	Unless the context otherwise requires in this Agreement the singular shall include the plural and vice versa.

1.5	References in this Agreement to any statute, statutory provision or other legislation include a reference to that statute, statutory provision or legislation as amended, extended, re-enacted, consolidated or replaced from time to time (whether before or after the date of this Agreement) and include any order, regulation, instrument or other subordinate legislation made under the relevant statute, statutory provision or legislation.

1.6	Unless the context otherwise requires references to persons shall include natural persons, bodies corporate, unincorporated associations and partnerships and shall include such person’s successors and permitted assigns.

1.7	Unless the context otherwise requires, references to documents and agreements shall be construed as references to those documents or agreements as may have been amended, supplemented and/or novated from time to time.

1.8	Any reference to “writing” or “written” includes faxes and any legible reproduction of words delivered in permanent and tangible form (but does not include e-mail).

1.9	References in this Agreement to the words “include”, “including” and “other” shall be construed without limitation.

2.	Sale and Purchase of the Interests and Other Interests

2.1	Subject to the terms of this Agreement, the Seller hereby agrees to transfer to the Purchaser and the Purchaser hereby agrees to acquire from the Seller the Interests and the Other Interests.

2.2	The obligations of the Parties to complete the sale and purchase of the Interests and the Other Interests under this Agreement are conditional on fulfilment or waiver, in accordance with the terms of this Agreement, of the following conditions (“Conditions Precedent”):

2.2.1	all necessary written consents, approvals or waivers, as the case may be, by the Relevant Third Parties in relation to (i) the transfer by the Seller to the Purchaser of the Interests; and (ii) the transfer of operatorship to the Purchaser or one of its Affiliates under the Operated Assets JOAs and the UOA, being obtained (including the waiver, non-exercise or expiry of any pre-emption rights), in form and substance reasonably acceptable to the Seller and the Purchaser, and the execution of the Assignment Documents by such Relevant Third Parties (other than the Secretary);

2.2.2	the Secretary’s consent to the assignment of the Licences and the transfer of operatorship to the Purchaser or one of its Affiliates in respect of the Operated Assets being obtained in form and substance reasonably acceptable to the Seller and the Purchaser; and

2.2.3	the assignment, transfer or novation, as the case may be, of each of the Other Interests, such assignment, transfer or novation being effected in form and substance reasonably acceptable to the Seller and Purchaser; and such other actions as the Purchaser, acting reasonably, may require to transfer the Other Interests to it.

2.3	The Parties shall each use all reasonable endeavours to obtain fulfilment of the Conditions Precedent as soon as practicable and in any event by 30 November 2006 (or such later date as the Seller and the Expro Purchaser may agree in writing) (the “Backstop Date”). If the Conditions Precedent are not satisfied or waived on or before the Backstop Date then this Agreement shall automatically terminate without liability to either the Seller or the Purchaser in respect of any such termination, save in respect of any prior breach of this Agreement.

2.4	Waiver of any of the Conditions Precedent set out in Clause 2.2 shall require the mutual written consent of the Seller and the Purchaser.

2.5	Neither the Purchaser nor the Seller shall be obliged to complete the purchase of any of the assets comprising the Interests and the Other Interests unless the sale of all of the assets comprising the Interests and the Other Interests are completed simultaneously.

3.	Consideration

3.1	The consideration for the transfer of the Interests and the Other Interests shall be the payment by the Purchaser to the Seller of a sum determined on the Completion Date by the Seller to be an amount equal to the market value of the Interests and Other Interests at the Completion Date, exclusive of VAT and notified to the Purchaser (the “Consideration”), as adjusted pursuant to Clause 3.2.

3.2	The Working Capital Adjustment in respect of each of the Interests, which if positive, shall increase the Consideration, and if negative, shall reduce the Consideration, shall be the aggregate of the working capital balances calculated in respect of each of the categories listed in Part B of Schedule 2 as at the Completion Date by reference to the statement provided by the Operator and otherwise in accordance with Schedule 2.

3.3	The Seller shall calculate the Working Capital Adjustment at a date prior to Completion and payment of such amount thereof by the Purchaser at Completion shall be in full and final settlement therefor.

4.	Completion

4.1	Completion under this Agreement shall take place at the offices of the Seller at a time agreed by the Parties.

4.2	On the Completion Date all but not part of the following business shall be transacted:

	4.2.1	The Purchaser shall:

pay to the Seller, or pay in accordance with a direction from an Affiliate to an Affiliate, the Consideration as increased or decreased by the Working Capital Adjustment;

deliver to the Seller (to the extent not already delivered prior to Completion) a copy of the releases, consents, approvals, confirmations or waivers, if any, referred to in Clause 2.2 and obtained by or on behalf of the Purchaser;

deliver to the Seller (to the extent not already delivered prior to Completion) a copy, certified as a true copy and in full force and effect by a director or the legal manager of the Purchaser, of (i) a resolution of the board of directors of the Purchaser authorising its entry into the transactions contemplated by this Agreement; and, if relevant, (ii) a Power of Attorney authorising a person or persons to sign this Agreement and the Assignment Documents on behalf of the Purchaser;

execute and deliver those of the Assignment Documents to which it is a signatory; and

perform such other actions and execute such other documents as may be required to transfer the Other Interests to it.

4.2.2	The Seller shall, after confirmation of receipt of the amounts payable under Clause 4.2.1(a), deliver to the Purchaser (to the extent not already delivered prior to Completion):

the Assignment Documents duly executed by all the Relevant Third Parties other than the Purchaser;

a copy of other releases, consents, approvals, confirmations or waivers, if any, referred to in Clause 2.2 and obtained by or on behalf of the Seller;

a copy, certified as a true copy and in full force and effect by a director or the legal manager of the Seller, of (i) a resolution of the board of directors of the Seller authorising its entry into the transactions contemplated by this Agreement; and, if relevant, (ii) a Power of Attorney authorising a person or persons to sign this Agreement and the Assignment Documents on behalf of the Seller; and

perform such other actions and execute such other documents as the Purchaser may reasonably require, to transfer the Other Interests to the Purchaser.

4.2.3	Title to the Interests and the Other Interests shall pass from the Seller to the Purchaser upon Completion.

5.	Post Completion

5.1	The Seller shall ensure that (to the extent not delivered prior to Completion) the Interests Documents and all Data in the possession or control of the Seller (or copies thereof, if originals are not in the Seller’s possession) are made available for collection by the Purchaser within normal business hours as soon as reasonably practicable after the Completion Date.

5.2	Upon the Seller’s request, from time to time, the Purchaser will support any application by the Seller for release from any notice or notices issued to the Seller or any of its Affiliates under section 29 of the Petroleum Act 1998.

6.	Indemnities

Interests

6.1	The Purchaser shall be liable for Obligations in respect of the Interests and the Other Interests irrespective of when such Obligations are or were incurred and the Purchaser shall be entitled to all Benefits in respect of the Interests and the Other Interests irrespective of when such Benefits accrue or accrued.

6.2	Save to the extent that account is taken thereof in the Working Capital Adjustment,

6.2.1	if any Obligations in relation to the Interests and the Other Interests are incurred by the Seller after the Completion Date, the Purchaser shall reimburse and indemnify the Seller in respect thereof; and

6.2.2	if any Benefits in relation to the Interests and the Other Interests are received by the Seller after the Completion Date, the Seller shall account to and reimburse the Purchaser in respect thereof.

6.3	Notwithstanding any other provision of this Agreement, the Purchaser covenants with the Seller that the Purchaser shall indemnify, defend and hold the Seller and its Affiliates harmless against all and any Environmental Liabilities and/or Decommissioning Liabilities irrespective of when such liabilities are or were incurred, regardless of whosoever is or was a licensee under the relevant Licence or party under the relevant JOA or UOA or other relevant Interests Document and irrespective of the negligence or breach of duty (statutory or otherwise) of the Seller or its Affiliates.

Non-Retained Interests

6.4	The Purchaser shall be liable for Obligations in respect of the Non-Retained Interests irrespective of when such Obligations are or were incurred and the Purchaser shall be entitled to all Benefits in respect of the Non-Retained Interests irrespective of when such Benefits accrue or accrued and accordingly:

6.4.1	if any Obligations in relation to the Non-Retained Interests are incurred by the Seller after the Completion Date, the Purchaser shall reimburse and indemnify the Seller in respect thereof; and

6.4.2	if any Benefits in relation to the Non-Retained Interests are received by the Seller after the Completion Date, the Seller shall account to and reimburse the Purchaser in respect thereof.

6.5	In the event that any Non-Retained Interests are owned or otherwise held by the Seller on or after completion of the Expro Put & Call Agreement then,

6.5.1	to the extent permitted by the terms of any agreement relating to the Non-Retained Interests, the Seller shall hold such Non-Retained Interests as agent for and in trust for the Purchaser and at all times deal with such Non-Retained Interests as the Purchaser may direct;

6.5.2	insofar as there are any Benefits and Obligations associated with the Non-Retained Interests that cannot be effectively assigned or transferred by the Seller to the Purchaser except by assignment or novation or without obtaining consent, approval, waiver or the like from third parties (“Consents”) then this Agreement shall not constitute an assignment or attempted assignment or agreement to sell such Non-Retained Interests where an assignment, attempted assignment or agreement to sell would require a Consent, other than on condition that a Consent be first obtained;

6.5.3	at the Purchaser’s request, the Parties shall use all reasonable endeavours to effect the transfer of any such Non-Retained Interests to the Purchaser or to any Person nominated by the Purchaser (at the cost of the Purchaser); and

6.5.4	the Seller shall assist the Purchaser (and vice versa) to perform all obligations of the Seller in respect of such Non-Retained Interests.

Non-Retained Obligations

6.6	Without prejudice to the terms of the Hive-In Agreement, the Purchaser shall be liable for all Non-Retained Obligations irrespective of when such Obligations are or were incurred and the Purchaser shall reimburse and indemnify the Seller in respect thereof.

General

6.7	The rights and obligations in this Clause 6 shall not come into effect unless and until Completion takes place.

6.8	Any amount to be paid or reimbursed in accordance with this Clause 6 shall be paid or reimbursed within ten (10) Business Days of receipt thereof (or, in the case of Obligations in relation to the Interests or the Non-Retained Interests, within ten (10) Business Days of receipt of notification from the Party which has incurred such Obligations) to the Seller’s Account or the Purchaser’s Account (as appropriate).

6.9

6.9.1	Under this Clause 6, if any Person not a party to this Agreement (a “Third Party”) shall notify a Party (the “Indemnified Party”) with respect to any claim that the Third Party intends to bring or has brought (a “Third Party Claim”) against the Indemnified Party and which gives rise or would give rise to a claim for indemnification against the other Party (the “Indemnifying Party”), then the Indemnified Party shall promptly (and in any event within ten (10) Business Days after receiving notice of the Third Party Claim) notify the Indemnifying Party thereof in writing, giving reasonably detailed particulars of the Third Party Claim.

6.9.2	The Indemnifying Party will have the right to (and shall, if so requested in writing by the Indemnified Party) assume and conduct the defence of the Third Party Claim at its sole cost provided that the Indemnifying Party first indemnifies and holds harmless the Indemnified Party (to the Indemnified Party’s reasonable satisfaction) against all costs and liabilities it may incur as a result of allowing the Indemnifying Party the right to assume conduct of the Third Party Claim and provided that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

6.9.3	Unless and until an Indemnifying Party assumes the defence of the Third Party Claim as provided in Clause 6.9.2, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably deems appropriate at the cost of the Indemnifying Party.

6.9.4	Notwithstanding Clause 6.9.3, in no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld or delayed unreasonably).

6.9.5	In the event of a Third Party Claim being made, each Party, subject to the other Party agreeing to keep the same confidential and to use the same only in connection with the Third Party Claim, agrees to provide to the other Party (and its authorised employees and its professional advisers) all material technical, legal and financial information reasonably necessary or conducive to the proper defence of the Third Party Claim.

6.10	In this Clause 6, “indemnity” means indemnity on an after tax basis. Such indemnity payments shall be treated as an adjustment to the Consideration. On “an after tax basis” for the purposes of this Clause 6.10 shall mean that in calculating the amount of an indemnity there shall be taken into account:

6.10.1	the amount by which any liability for taxation of the party to be paid is actually increased as a result of the indemnity payment being received; and

6.10.2	any withholding tax suffered on the payment of indemnity payment so that if withholding tax is suffered, the payer shall pay such sum to the payee as will, after the deduction or withholding has been made, leave the payee with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding and in the event that the payer becomes entitled to a credit or repayment in respect of such withholding tax, it shall pay to the payer such amount (not exceeding the credits or repayment) as will leave the payee in no worse position than if the withholding had not been suffered.

6.11	The ascertainment of all Obligations and Benefits in relation to the Interests under this Clause 6 will be calculated on an Accruals Basis.

7.	No Warranty

7.1	The Purchaser shall accept without enquiry, requisition or objection such title as the Seller may have to the Interests. The Interests and the Other Interests are sold without any warranty or representation by the Seller whether as to title or any other matter whatsoever.

7.2	The Purchaser acknowledges that it has not relied on any representation or warranty (written or verbal) in entering into this Agreement and the Seller neither makes any representation nor gives any warranty in relation to the Interests or the Other Interests and the Purchaser affirms and acknowledges that it has made its own independent assessment and evaluation of the matters covered by this Agreement and shall have no claim against the Seller relating hereto.

8.	Confidentiality and Announcements

8.1	The existence and terms of this Agreement and all information furnished or disclosed to the Purchaser or any of its Affiliates in connection with the transactions contemplated by this Agreement (“Confidential Information”) shall be held confidential by the Parties and shall not be divulged in any way by a Party to any third party without the prior written approval of the other Party provided that a Party may, without such approval, disclose such Confidential Information to:

8.1.1	any outside professional consultants, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such consultants;

8.1.2	any bank or financial institution from whom such Party is seeking or obtaining finance, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such bank or institution;

8.1.3	any department, authority, ministry or agency of any government or other governmental authority lawfully requesting such information;

8.1.4	any court or arbitral tribunal of competent jurisdiction acting in pursuance of its powers;

8.1.5	any of its Affiliates upon obtaining a similar undertaking of confidentiality from such Affiliates;

8.1.6	the extent required by any applicable laws, or the requirements of any recognised stock exchange or the Securities and Exchange Commission in compliance with its rules and regulations; and

8.1.7	the extent that the terms of this Agreement become public knowledge or for any other reason cease to be confidential otherwise than through breach of this undertaking.

8.2	No Party shall, and each Party shall procure that none of its Affiliates shall, issue or make any public announcement or statement regarding this Agreement or its terms or any transactions contemplated hereby without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

9.	Costs and Expenses

9.1	Save as stated in Clauses 6.9, 9.2 and Clause 10, the Seller and the Purchaser shall each pay its and its Affiliates’ own costs, expenses, duties and Taxation, except as otherwise expressly agreed in writing, in relation to the preparation and execution of this Agreement, the documents contemplated hereby or executed pursuant hereto and any transactions contemplated by this Agreement.

9.2	The Purchaser shall be responsible for the payment in a timely fashion of any and all stamp duties and charges payable on or in respect of this Agreement, the Assignment Documents and any related agreements and in respect of its or their subject matter and any similar duties and charges wheresoever arising.

10.	Taxation

10.1	The Parties agree that they believe that the transfer falls within section 343 ICTA 1988 and section 171 TCGA 1992 and will file and use their reasonable endeavours to agree their tax computations on this basis.

10.2	For the purposes of calculating any losses for the trade that has been transferred to the Purchaser pursuant to this Agreement all income and expenditure and any hedging losses relating to the assets that have been transferred pursuant to this Agreement will be taken into account.

10.3	In relation to each part of the Interests to be transferred under this Agreement being an interest in an oil field (within the meaning of Schedule 1 to the Oil Taxation Act 1975) and a taxable field under Part 1 to the Oil Taxation Act 1975, the Seller shall prepare and the Purchaser and the Seller shall deliver to the Board of Inland Revenue in a timely fashion a notice under paragraph 3 of Schedule 17 Finance Act 1980, and shall not make application under paragraph 4 of the said Schedule for the provisions of Parts II and III of the Schedule not to apply.

10.4	The Parties acknowledge that in the periods up to Completion the Seller (or its Affiliate) may have incurred expenditure in relation to some or all of the Fields which can be claimed by the Seller for PRT purposes under either Schedule 5 or 6 to the Oil Taxation Act 1975. The Seller shall take all actions and do all things reasonably in its power to ensure that such expenditure is claimed on a timely basis.

10.5	The Seller shall be liable for any liabilities arising under Schedule 15 to the Finance Act 1973 in respect of the Interests for periods ending prior to the Completion Date, and the Purchaser shall be liable for all periods thereafter.

10.6	If any liability for or right to repayment of PRT in connection with the Interests which relates to the period of ownership prior to the Completion Date of the Seller (or its Affiliates) arises after the Completion Date and the adjustment giving rise to such liability or right is in respect of income and expenditure of the Seller (or its Affiliates) during such period of ownership then the liability or repayment shall be the responsibility or entitlement of the Seller. Any repayment of PRT in connection with the Interests arising otherwise than in respect of the Seller’s (or its Affiliates) period of ownership prior to the Completion Date shall be the entitlement of the Purchaser.

10.7	Notwithstanding any other provision of this Agreement, the Seller shall retain access to all books and records and operator information in relation to PRT income and expenditure claims under Schedules 5 and 6 of the Oil Taxation Act 1975 in relation to the Interests to be transferred by them under this Agreement for all periods prior to the Completion Date. The Purchaser shall, as soon as reasonably practical, ensure that all documentation relating to any PRT assessments, returns or claims issued by HMRC or Operators in respect of such periods, is communicated to the Seller without delay.

10.8	Should any Seller (or its Affiliates) receive any PRT refund as a result of a loss incurred by the Purchaser pursuant to the provisions of paragraph 15 of Schedule 17 to the Finance Act 1980, the Seller shall promptly pay the Purchaser an amount equal to the PRT refund together with any interest thereon less any corporation tax payable by the Seller on such refund and/or such interest and less any interest on such corporation tax payable.

11.	Further Assurance

The Seller and the Purchaser shall co-operate with each other and execute and deliver to each other such other instruments and documents and take such other actions as may reasonably be requested from time to time in order to carry out, evidence and confirm their rights under, and the intended purpose of, this Agreement.

12.	Variation

The terms and conditions of this Agreement shall only be varied by an agreement in writing signed by each of the Parties and specifically referring to this Agreement.

13.	Severance

Each provision contained in this Agreement shall be severable and distinct from each other provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.

14.	Assignment

None of the rights or obligations of a Party under this Agreement are assignable without the prior written consent of the other Party.

15.	General

15.1	If there is any conflict between the provisions of this Agreement and the provisions of the Assignment Documents, the provisions of this Agreement shall prevail.

15.2	So far as it remains to be performed, this Agreement shall remain in full force and effect notwithstanding Completion.

15.3	No waiver by the Seller or the Purchaser of any breach of a provision of this Agreement shall be binding unless made expressly and in writing and any such waiver shall relate only to the matter to which it expressly relates and shall not apply to any subsequent or other matter.

15.4	This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

15.5	This Agreement together with any document executed pursuant to this Agreement represents the entire understanding, and constitutes the whole agreement in relation to its subject matter and supersedes any previous agreement between the Parties (or any of them) with respect thereto and, to the fullest extent practicable under the relevant law, and without prejudice to the generality of the foregoing, excludes any warranty, condition or other undertaking implied at law or by custom.

15.6	This Agreement may be executed in any number of counterparts and by the Parties on different counterparts but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute one and the same agreement.

15.7	Nothing in this Agreement shall be read or construed as excluding any liability or remedy in respect of fraud.

15.8	The indemnities provided in this Agreement shall apply irrespective of cause and notwithstanding the negligence or breach of duty (whether statutory or otherwise) of the indemnified Party and shall apply irrespective of whether the basis for any claim is statutory in tort, under contract, or otherwise at law.

16.	Rights of Third Parties

16.1	The Seller’s Affiliates shall be entitled to enforce the rights and benefits created in their favour in this Agreement against the Parties, and the Expro Purchaser shall be entitled to enforce the rights and benefits created in its favour in this Agreement against the Parties, in each case in accordance with the Contracts (Rights of Third Parties) Act 1999. Save as provided above, the operation of the Contracts (Rights of Third Parties) Act 1999 is hereby excluded. The Parties may amend, vary or terminate this Agreement in such a way as may affect any rights or benefits of any Seller’s Affiliate or the Expro Purchaser which are directly enforceable against the Parties under the Contracts (Rights of Third Parties) Act 1999 without the consent of such Seller’s Affiliate. The Expro Purchaser or any Seller’s Affiliate entitled pursuant to the Contracts (Rights of Third Parties) Act 1999 to enforce any rights or benefits conferred on it by this Agreement may not veto any amendment, variation or termination of this Agreement which is proposed by the Parties and which may affect the rights or benefits of any such Seller’s Affiliate.

17.	Governing law

17.1	The construction validity and performance of this Agreement shall be governed by English law (other than choice of law rules) and the Parties hereby irrevocably submit to the exclusive jurisdiction of the English courts.

AS WITNESS whereof this Agreement has been signed by the duly authorised representatives of the Parties on the day and year first above written.

Schedule 1

Interests

Part 1

Part A

Licence P.120

(a)	Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
Block 22/16a	Talisman Expro Limited	36.75872%

	Energy North Sea Limited
	Superior Oil (U.K.) Limited
	Marubeni Oil & Gas (U.K.)
	Limited

(b)	Operator – Talisman Expro Limited

(c)	JOA — Operating Agreement License No. P-120 dated 3 May 1973 (effective date 8 June 1970)

(d)	Interests Documents — See Part 2

Part B

Licence P.019

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
Blocks 22/17n Montrose, Arbroath and Carnoustie, and 22/17n Non-Field Area	Talisman Expro Limited	58.97436%

	Energy North Sea Limited

(b)	Operator — Talisman Expro Limited

(c)	JOA — Joint Operating Agreement for UK Production Licence P019 (Block 22/17) UK Production Licence P020 (Block 22/18) UK Production Licence P291 (Blocks 22/17, 22/22a and 22/23a) and UK Production Licence P292 (Block 22/18) including the Montrose, Arbroath, Arkwright and Carnoustie Fields dated 9 February 2004 (effective 9 February 2004)

(d)	Interests Documents — See Part 2

Part C

Licence P.291

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
22/17s Arbroath and Carnoustie Field Area, 22/17s Cayley Exploration Area, 22/17s Non-Field Area, 22/22a Arbroath and Carnoustie Field Area, 22/22a Non-Field Area, 22/23a Arbroath, Arkwright and Carnoustie Fields, 22/23a Non-Field Area.	Talisman Expro Limited	58.97436%

	Energy North Sea Limited

(b)	Operator — Talisman Expro Limited

(c)	JOA — Joint Operating Agreement for UK Production Licence P019 (Block 22/17) UK Production Licence P020 (Block 22/18) UK Production Licence P291 (Blocks 22/17, 22/22a and 22/23a) and UK Production Licence P292 (Block 22/18) including the Montrose, Arbroath, Arkwright and Carnoustie Fields dated 9 February 2004 (effective 9 February 2004)

(d)	Interests Documents — See Part 2

Part D

Licence P.292

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
22/18 Arbroath and Carnoustie Field Area, and 22/18 rest of the Block including Area 6 and Wood.	Talisman Expro Limited	58.97436%

	Energy North Sea Limited

(b) Operator — Talisman Expro Limited

(c)	JOA — Joint Operating Agreement for UK Production Licence P019 (Block 22/17) UK Production Licence P020 (Block 22/18) UK Production Licence P291 (Blocks 22/17, 22/22a and 22/23a) and UK Production Licence P292 (Block 22/18) including the Montrose, Arbroath, Arkwright and Carnoustie Fields dated 9 February 2004 (effective 9 February 2004)

(d) Interests Documents — See Part 2

Part E

Licence P.020

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
22/18n Montrose, Arbroath and 22/18n Non-Field Area	Talisman Expro Limited	58.97436%

	Energy North Sea Limited

(b) Operator — Talisman Expro Limited

(c)	JOA — Joint Operating Agreement for UK Production Licence P019 (Block 22/17) UK Production Licence P020 (Block 22/18) UK Production Licence P291 (Blocks 22/17, 22/22a and 22/23a) and UK Production Licence P292 (Block 22/18) including the Montrose, Arbroath, Arkwright and Carnoustie Fields dated 9 February 2004 (effective 9 February 2004)

(d) Interests Documents — See Part 2

Part F

Licence P.357

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
22/19a	Talisman Expro Limited	51.82975%

	Nippon Oil Exploration
	and Production U.K.
	Limited
	Noble Energy (Europe)
	Limited

(b) Operator — Talisman Expro Limited

(c)	JOA — United Kingdom Licence P.357 Joint Operating Agreement dated 5 August 1982 (effective date 16 December 1980)

(d) Interests Documents — See Part 2

Part G

Licence P.213

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
28/5a	Talisman Expro Limited	2.500000%

	Venture Production (North
	Sea Developments) Limited
	CNR International (U.K.)
	Limited
	Noble Energy (Europe)
	Limited
	BG International (NSW)
	Limited

(b) Operator – BG International (NSW) Limited

(c)	JOA — Sea Search Group Licence P.213 Joint Operating Agreement dated 14 February 1979 (effective date 1 January 1978)

(d) Interests Documents — See Part 2

Part H

Licence P.111

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
30/3a (Upper)	Talisman Expro Limited	30.4893%

	Eni UK Limited
	Eni ULX Limited
	Bow Valley Petroleum
	(UK) Limited
	MOC Exploration (U.K.)
	Limited
	ROC Oil (GB) Limited
Unit Interests for Blane	Talisman Expro Limited	25.0012%

	Eni UK Limited	13.8968%

	Eni ULX Limited	4.1073%

	MOC Exploration (U.K.)	13.9935%
	Limited	—
	ROC Oil GB Limited	12.5006%

	Bow Valley Petroleum	12.5006%
	(UK) Limited	—
	Talisman Resources	11.7%
	Norge AS	—
	Talisman Energy Norge AS	6.3%

(b) Operator — Talisman Expro Limited

(c) JOA — Joint Operating Agreement for P.111 dated 1 September 1975 (14 January 1970)

Blane Field Unitisation and Unit Operating Agreement 6 July 2005 (effective date 20 June 2005)

(d) Interests Documents — See Part 2

Part I

Licence P.1264

(a)	Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
28/5b and 28/10a	Talisman Expro Limited	100%

(b) Operator — Talisman Expro Limited

(c) JOA — None

(d)	Interests Documents — See Part 2

Interests – Part 2

A	LICENCE P.120 BLOCK 22/16A
-
	LICENCE
	LICENCE TO SEARCH FOR AND GET PETROLEUM IN BLOCKS
1	21/15 AND 22/16 DATD 29 JULY 1970	00011477

	DECLARATION OF INTERESTS LICENCE NO. P120 NORTH SEA
2	AREA DATED 12 APRIL 1973	00011394

	ILLUSTRATIVE AGREEMENT RE: AMENDED DECLARATION OF
	INTERESTS LICENCE NO. P.120 NORTH SEA AREA DATED 30
3	APRIL 1973	00011395

4	DEED OF ASSIGNMENT OF LICENCE DATED 18 SEPTEMBER 1979	00011404

	DEED OF ASSIGNMENT OF P.120 CARRIED INTEREST DATED 2
5	NOVEMBER 1979	00013422

	DEED OF ASSIGNMENT OF INTEREST IN TRACT SURROUNDING
6	WELL 21/15A-3 DATED 7 JULY 1985	00011559

7	DEED OF ASSIGNMENT OF LICENCE DATED 8 JULY 1985	00011412

8	DEED OF ASSIGNMENT OF LICENCE DATED 9 DECEMBER 1986	00011417

	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE
9	NO P.120 DATED 14 AUGUST 1990	00011423

	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE
10	P.120 DATED 1 DECEMBER 1993	00011425

	DEED OF LICENCE ASSIGNMENT OF UK PETROLEUM PRODUCTION
11	LICENCE P.120 DATED 11 FEBRUARY 1993	00011427

12	DEED OF LICENCE ASSIGNMENT DATED 18 AUGUST 1993	00011431

13	DEED OF LICENCE ASSIGNMENT DATED 14 FEBRUARY 1994	00011435

14	DEED OF INTEREST ASSIGNMENT DATED 29 JUNE 1994	00011438

15	DEED OF LICENCE ASSIGNMENT DATED 9 DECEMBER 1994	00011440

16	LICENCE P120 DEED OF ASSIGNMENT DATED 18 JANUARY 1996	00011486

	DEED OF LICENCE ASSIGNMENT OF UK PETROLEUM PRODUCTION
17	LICENCE P.120 DATED 28 FEBRUARY 1996	00011449

	DEED OF LICENCE ASSIGNMENT OF UK PETROLEUM PRODUCTION
18	LICENCE P.120 DATED 14 MARCH 1997	00011459

	UK PETROLEUM PRODUCTION LICENCE P.120 DEED OF
	RECITIFICATION OF DEED OF LICENCE ASSIGNMENT DATED 18
19	MAY 1998	00011463

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
20	PRODUCTION LICENCE NO. P.120 DATED 19 JUNE 1998	00011510

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
21	PRODUCTION LICENCE NO. P.120 DATED 20 DECEMBER 1999	00011515

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
22	PRODUCTION LICENCE NO. P.120 DATED 20 DECEMBER 1999	00011470

	DEED OF ASSIGNMENT IN RESPECT OF UK PETROLEUM
23	PRODUCTION LICENCE P.120 DATED 18 MAY 2000	00011472

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
24	PRODUCTION LICENCE P.120 DATED 29 JULY 2000	00011473

	DEED OF ASSIGNMENT IN RESPECT OF UK PETROLEUM
25	PRODUCTION LICENCE P.120 DATED 12 OCTOBER 2000	00011476

	EXECUTION DEED RE: UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.120 (29 JULY 1970), AND
	OPERATING AGREEMENT FOR UNITED KINGDOM PRODUCTION
	LICENCE P.120 RELATING TO BLOCKS 21/15A AND 22/16A (3
26	MAY 1973) DATED 17 MARCH 2004	00011570

	TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION
27	LICENCE P.120 DATED 1 DECEMBER 2005	00018149

	EXECUTION DEED RE: UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.120 (29 JULY 1970), AND
	OPERATING AGREEMENT AS AMENDED IN SO FAR AS IT
	APPLIES AS A SEPARATE CONTRACT TO LICENCE P.120
	(BLOCK 22/16A) (DATED 3 MAY 1973) DATED 12 DECEMBER
28	2004	00013517

	DEED OF ASSIGNMENT IN RESPECT OF UK PETROLEUM
29	PRODUCTION LICENCE P.120 DATE 1 DECEMBER 2005	00018150

	MISCELLANEOUS
1	STAMPDUTY AGREEMENT DATED 29 JUNE 1994	00013444

2	POWER OF ATTORNEY DATED 21 FEBRUARY 1997	00013454

3	DEED OF INTEREST ASSIGNMENT DATED 14 MARCH 1997	00013459

4	DEED OF INTEREST ASSIGNMENT DATED 14 MARCH 1997	00013460

	NOVATION OF JOINT WELL AGREEMENT RELATING TO BLOCK
5	22/16B AND 22/16A DATED 14 MARCH 1997	00011457

	NOVATION AGREEMENT IN RESPECT OF JOINT WELL AGREEMENT
	RELATING TO BLOCK 22/16B (LICENCE P662) AND BLOCK
6	22/16A (LICENCE P120) DATED 7 MAY 1997	00011501

	NOVATION AGREEMENT IN RESPECT OF JOINT WELL AGREEMENT
	RELATING TO BLOCK 22/16B (LICENCE P662) AND BLOCK
7	22/16A (LICENCE P120) DATED 9 APRIL 1998	00011504

	NOVATION AGREEMENT IN RESPECT OF JWA DATED 19 JUNE
8	1998	00011466

9	ASSIGNMENT OF INTEREST DATED 19 JUNE 1998	00013466

	NOVATION AGREEMENT IN RESPECT OF JWA DATED 29 JULY
10	1998	00011514

	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM
	PETROBRAS TO ENTERPRISE OIL UK DATED 10 SEPTEMBER
11	2001	00013481

	INTEREST ASSIGNMENT IN RESPECT OF UK PETROLEUM
	PRODUCTION LICENCES P.219 (BLOCK 16/13A), P.120
	(BLOCK 22/16A) AND P.111 (BLOCK 30/3A UPPER - ABOVE
	THE TOPOF THE DANIAN/EKOFISK LAYER) DATED 17 MARCH
12	2004	00011566

	OPERATING AGREEMENTS
	OPERATING AGREEMENT DATED 3 MAY 1973 - EFFECTIVE 8
1	JUNE 1970	00011396

	SUPPLEMENTAL AGREEMENT AMENDING P120 OPERATING
2	AGREEMENT DATED 18 SEPTEMBER 1979	00011402

	DEED OF COVENANT RELATING TO P120 OPERATING AGREEMENT
3	DATED 18 SEPTEMBER 1979	00011403

	OPERATING AGREEMENT - AMI AMENDMENT DATED 8 OCTOBER
4	1980	00013423

	FARM-OUT AGREEMENT (BLOCK 22/15A) DATED 21 SEPTEMBER
5	1981	00011558

	SUPPLEMENTAL AGREEMENT AMENDMENT TO OPERATING
6	AGREEMENT DATED 30 APRIL 1984	00011408

	SUPPLEMENTAL JOINT OPERATING AGREEMENT UK PETROLEUM
7	PRODUCTION LICENCE P.120 DATED 1 JUNE 1984	00011409

	SUPPLEMENTAL JOINT OPERATING AGREEMENT UK PETROLEUM
8	PRODUCTION LICENCE P.120 DATED 7 JULY 1985	00013427

	SUPPLEMENTAL JOINT OPERATING AGREEMENT LICENCE P.120
9	DATED 8 JULY 1985	00011413

	SUPPLEMENTAL AGREEMENT TO P.120 JOINT OPERATING
	AGREEMENT (BLOCKS 21/15A AND 22/16A) DATED 9 DECEMBER
10	1986	00011418

	AGREEMENT SUPPLEMENTAL TO THE OPERATING AGREEMENT FOR
	LICENCE P120 (BLOCKS 21/15A AND 22/16A) DATED 14
11	AUGUST 1990	00011424

	NOVATION AND SUPPLEMENTAL AGREEMENT TO THE OPERATING
	AGREEMENT FOR LICENCE P120 (BLOCKS 21/15A AND 22/16A)
12	DATED 1 DECEMBER 1992	00011426

	NOVATION AGREEMENT IN RESPECT OF THE OPERATING
	AGREEMENT FOR LICENCE P.120 ( BLOCKS 21/15A AND
13	22/16A) DATED 11 FEBRUARY 1993	00011428

	NOVATION AGREEMENT IN RESPECT OF OPERATING AGREEMENT
	RELATING TO UK PRODUCTION LICENCE NO P.120 BLOCKS
14	21/15A AND 22/16A DATED 18 AUGUST 1993	00011432

	LICENCE P120 NOVATION AGREEMENT IN RESPECT OF
	OPERATING AGREEMENT RELATING TO BLOCKS 21/15A AND
15	22/16A (FIRST TRANSFER) DATED 14 FEBRUARY 1994	00011436

	NOVATION AGREEMENT IN RESPECT OF OPERATING AGREEMENT
	RELATING TO UK PRODUCTION LICENCE NO P.120 BLOCKS
16	21/15A AND 22/16A DATED 29 JUNE 1994	00011439

	FARM-IN AGREEMENT BETWEEN KERR-McGEE OIL (UK) PLC AND
17	ENTERPRISE OIL PLC DATED 29 JUNE 1994	00011437

	JOA NOVATION AGREEMENT IN RESPECT OF OPERATING
	AGREEMENT BETWEEN KERR-McGEE OIL AND ENTERPRISE DATED
18	29 JUNE 1994	00011485

	NOVATION AGREEMENT IN RESPECT OF THE OPERATING
	AGREEMENT FOR LICENCE P.120 (BLOCK 21/15A) DATED 9
19	DECEMBER 1994	00011562

	NOVATION AGREEMENT IN RESPECT OF THE OPERATING
	AGREEMENT FOR LICENCE P.120 (BLOCK 21/15A) DATED 9
20	DECEMBER 1994	00011441

21	NOVATION AGREEMENT DATED 9 JUNE 1995	00011443

	LICENCE P120 NOVATION AGREEMENT RELATING TO BLOCKS
22	21/15A AND 22/16A DATED 18 JANUARY 1996	00011446

23	NOVATION TO JOA DATED 18 JANUARY 1996	00011488

	NOVATION AGREEMENT IN RESPECT OF INTER ALIA OPERATING
	AGREEMENT RELATING TO BLOCKS 21/15A AND 22/16A DATED
24	28 FEBRUARY 1996	00011450

	NOVATION AGREEMENT IN RESPECT OF JOA RELATIG TO BLOCK
25	21/15A DATED 31 OCTOBER 1996	00011453

26	NOVATION AGREEMENT DATED 8 NOVEMBER 1996	00011455

	LICENCE P.120 NOVATION AGREEMENT IN RESPECT OF JOINT
	OPERATING AGREEMENT RELATING TO BLOCK 22/16A DATED 14
27	MARCH 1997	00011499

	NOVATION AGREEMENT IN RESPECT OF JOINT WELL AGREEMENT
	RELATING TO BLOCK 22/16B (LICENCE P662) AND BLOCK
28	22/16A (LICENCE P120) DATED 7 MAY 1997	00011460

	LICENCE P120 JOA AMENDMENT TO ACCOUNTING PROCEDURES
29	DATED 19 JUNE 1997	00011461

	NOVATION AGREEMENT IN RESPECT OF JOA RELATING TO
30	BLOCKS 21/15A AND 22/16A DATED 18 MAY 1998	00013464

31	JOA NOVATION AGREEMENT DATED 19 JUNE 1998	00011511

	NOVATION AGREEMENT IN RESPECT OF JOA FOR UNITED
	KINGDOM PETROLEUM PRODUCTION LICENCE NO. P.120 BLOCKS
32	21/15A AND 22/16A DATED 20 DECEMBER 1999	00011516

	NOVATION AND AMENDMENT OF JOA RELTAING TO UK
	PETROLEUM PRODUCTION LICENCE P.120 (BLOCKS 21/15A AND
33	22/16A) DATED 18 MAY 2000	00011518

	NOVATION AGREEMENT IN RESPECT OF JOA DATED 20 JULY
34	2000	00011520

	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT
35	DATED 12 OCTOBER 2000	00011522

	TRANSFER OF OPERATORSHIPAGREEMENT IN RELATING TO
36	LICENCE P.120 BLOCK 22/16A DATED 17 MARCH 2004	00012082

	EXECUTION DEED RE: LICENCE P.120 (29 JULY 1970) AND
	OPERATING AGREEMENT IN RELATING TO LICENCE P.120
	BLOCK 22/16A AND 21/15A (DATED 3 MAY 1973) DATED 17
37	MARCH 2004	00011570

	EXECUTION DEED RE: UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.120 (29 JULY 1970), AND
	OPERATING AGREEMENT ASAMENDED IN SO FAR AS IT APPLIES
	AS A SEPARATE CONTRACT TO LICENCE P.120 (BLOCK
38	22/16A) (3 MAY 1973) DATED 17 MARCH 2004	00015095

	EXECUTION DEED RE: LICENCE P.120 (29 JULY 1970) AND
	OPERATING AGREEMENT AS AMENDED IN SO FAR AS IT
	APPLIES AS A SEPARATE CONTRACT TO LICENCE P.120
39	(BLOCK 22/16A) (DATED 3 MAY 1973) DATED 17 MARCH 2004	00015095

	EXECUTION DEED RE: LICENCE P.120 (29 JULY 1070) AND
	OPERATING AGREEMENT AS SO FAR AS IT APPLIES AS A
	SEPARATE CONTRACT TO LICENCE P.120 (BLOCK 22/16A)
40	(DATED 3 MAY 1973) DATED 12 NOVEMBER 2004	00013517

	AMENDMENT AGREEMENT IN RESPECT OF OPERATING AGREEMENT
	FOR LICENCE P.120 (BLOCKS 21/15A AND 22/16A) DATED 1
41	DECEMBER 2005	00018148

	SIDE AGREEMENT TO NOVATION AGREEMENT IN RESPECT OF
42	JOA RELATING TO BLOCK 22/16A, DATED 14 MARCH 1997	00013458

	SIDE AGREEMENT TO NOVATION AGREEMENT IN RESPECT OF
43	JOA DATED 14 MARCH 1997	00013458

	BRIDGING AGREEMENT BETWEEN BRITOILPL, BP, ORYX,
	BRASOIL, ENTERPRISE, KERR MCGEE IN RESPECT OF UK
	PETROLEUM PRODUCTION LICENCE P.120 (BLOCK 22/16A)
44	DATED 27 OCTOBER 1993	00011480

	LICENCE P120 NOVATION AGREEMENT IN RESPECT OF
	BRIDGING AGREEMENT IN RESPECT OF UK PETROLEUM
	PRODUCTION LICENCE P.120 (BLOCK 22/16A) DATED 18
45	JANUARY 1996	0011491

B	MONTROSE/ABROATH FIELD

	LICENCES P.019, P.020, P.291 & P.292
	BLOCKS 22/17, 22/18 & 22/19
	LICENCE
	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN
	BLOCKS 20/27, 20/28, 20/29, 22/17, 22/22, 22/23,
1	27/2, 27/3, 27/4, 27/8 P.019 DATED 17 SEPTEMBER 1964	00006647

	LICENCE TO SEARCH AND BORE FOR AND GET PETROLUEM IN
	BLOCKS 22/18, 27/9, 37/5 P.020 DATED 17 SEPTEMBER
2	1964	00006648

	SUPPLEMENTAL DEED TO LICENCE P.020 DATED 17 AUGUST
3	1970	00006649

	LICENCE P.019 SCHEDULE OF RETAINED AREAS FROM 18
4	SEPTEMBER 1970 DATED 28 & 29 SEPTEMBER 1970	00009386

	LICENCE P.020 SCHEDULE OF RETAINED AREAS FROM 18
5	SEPTEMBER 1970 DATED 28 & 29 SEPTMBER 1970	00009389

	LETTER FROM AMOCO U.K PETROLEUM LIMITED GIVING TWO
	YEARS NOTICE OF (ADDITIONAL) SURRENDER OF PART OF
	LICENCED AREA OF PRODUCTION LICENCES P.017, P.019 &
6	P.020 DATED 17 SEPTEMBER 1971	00009387

	LICENCE P.019 SCHEDLUE OF RETAINED AREA FROM 4 MAY
7	1978 DATED 4 MAY 1978	00009388

	LICENCE P.020 SCHEDULE OF RETAINED AREA FROM 4 MAY
8	1978 DATED 4 MAY 1978	00009390

9	SURRENDER OF PART P.019 DATED 4 MAY 1978	00006650

10	SURRENDER PART P.020 DATED 4 MAY 1978	00006651

	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN
	BLOCKS 22/22A, 22/23A, 22/17 LICENCE P.291 DATED 4
11	MAY 1978	00006652

	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN
12	BLOCK 22/18 LICENCE P.292 DATED 4 MAY 1978	00006653

	LETTER FROM DEPARTMENT OF ENERGY REGARDING P.019
13	DATED 22 JUNE 1988	00006654

	LETTER FROM DEPARTMENT OF ENERGY REGARDING P.020
14	DATED 22 JUNE 1988	00006655

	DEED OF ASSIGNMENT OF LICENCE P.020 DATED 31 OCTOBER
15	1989	00006947

	LICENCE ASSIGNMENT REGARDING LICENCE P.019 DATED 20
16	DECEMBER 1990	00006656

	LICENCE ASSIGNMENT REGARDING LICENCE P.020 DATED 20
17	DECEMBER 1990	00006657

	LICENCE ASSIGNMENT REGARDING LICENCE P.291 DATED 20
18	DECEMBER 1990	00006658

	LICENCE ASSIGNMENT REGARDING LICENCE P.292 DATED 20
19	DECEMBER 1990	00006659

	DETERMINATION OF AN AREA TO BE AN OIL FIELD NO. 192
20	CARNOUSTIE DATED 4 FEBRUARY 1994	00009391

	DETERMINATION OF OIL FIELD NO. 224 ARKWRIGHT DATED 22
21	AUGUST 1997	00006949

	LETTER FROM ENTERPRISE OIL PLC TO BPAMOCO
	EXPLORATION (FORTIES) LIMITED AMENDMENT TO EXCHANGE
22	AGREEMENT (18 MAY 2000) DATED 23 AUGUST 2000	00009393

	DEED OF ASSIGNMENT REGARDING LICENCE P.019 DATED 12
23	OCTOBER 2000	00006660

	DEED OF ASSIGNMENT REGARDING LICENCE P.020 DATED 12
24	OCTOBER 2000	00006661

	DEED OF ASSIGNMENT REGARDING LICENCE P.291 DATED 12
25	OCTOBER 2000	00006662

	DEED OF ASSIGNMENT REGARDING LICENCE P.292 DATED 12
26	OCTOBER 2000	00006663

	TRUST DEED RE: UK PETROLEUM PRODUCTION LICENCE NO'S
27	P.019, P.020, P.291, P.292 DATED 12 OCTOBER 2000	00006664

	FARM IN AGREEMENT IN RESPECT OF CAYLEY EXPLORATION
28	AREA DATED 22 APRIL 2002	00008946

	DEED OF WAIVER GRANTED BY AMERADA HESS LIMITED DATED
29	28 JULY 2002	00009396

	TRUST DEED RELATING TO U.K PETROLEUM PRODUCTION
	LICENCES NO. P.019, P.020, P.291, P.292 INCORPORATING
	TERMINATION OF THE TRUST DEED (12 OCTOBER 2000) DATED
30	13 SEPTEMBER 2002	00009395

31	TRUST DEED DATED 20 MAY 2003	00009408

33	DEED OF TERMINATION OF TRUST DEED DATED 20 MAY 2003	00009406

	DEED OF GUARANTEE AND INDEMNITY BY PALADIN, AMOCO
	(U.K) EXPLORATION COMPANY, AMOCO U.K PETROLEUM
	LIMITED AND BPAMOCO EXPLORATION (FORTIES) LIMITED -
	IN RESPECT OF AGREEMENT FOR SALE AND PURCHASE OF
	CERTAIN INTERESTS IN UNITED KINGDOM CONTINENTAL SHELF
34	PE	00006579

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
35	PRODUCTION LICENCE P.291 DATED 20 MAY 2003	00009402

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
36	PRODUCTION LICENCE P.020 DATED 20 MAY 2003	00009401

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
37	PRODUCTION LICENCE P.019 DATED 20 MAY 2003	00009400

38	AMERADA TRUST DEED DATED 20 MAY 2003	00008817

39	AMOCO TRUST DEED DATED 20 MAY 2003	00008818

	TRUST DEED RELATING TO U.K. PETROLEUM PRODUCTION
	LICENCES NOS. P.019, P.020, P.291 AND P.292 DATED 20
40	MAY 2003	00009407

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
41	PRODUCTION LICENCE P.292 DATED 20 MAY 2003	00009403

	TRUST DEED RELATING TO THE MONTROSE, ARBROATH AND
	ARKWRIGHT FIELDS AND THE CAYLEY EXPLORATION AREA
42	DATED 18 DECEMBER 2003	00010722

	EXECUTION DEED RE:LICENCE P.019 (18 SEPTEMBER 1964),
	P.020 (18 SEPTEMBER 1964), P.291 (4 MAY 1978), P.292
	(4 MAY 1978), MONTROSE FIELD LIFTING AGRMT. (10
	AUGUST 1987), ARBROATH, MONTROSE/ARKWRIGHT OPERATING
43	AGRMT. (10 JANUARY 1990), ARBROATH FIELD LIFTING	00010967

	PETROLEUM ACT 1998: APPROVAL OF LICENCE ASSIGNMENT
44	DATED 27 JANUARY 2004	00010978

	NOVATION DEED IN REPSECT OF AFFECTED PETROLEUM
	AGREEMENTS FOR LICENCE NOS. P.019, P.020, P.291,
45	P.292 DATED 9 FEBRUARY 2004	00011094

	NOVATION DEED IN RESPECT OF AFFECTED PETROLEUM
	AGREEMENTS FOR LICENCE P.1112 (BLOCKS 22/12B AND
	22/16B) AND LICENCE P.1115 (BLOCKS 22/24C AND 22/25C)
46	DATED 9 FEBRUARY 2004	00011097

	NOVATION DEED IN RESPECT OF AFFECTED PETROLEUM
	AGREEMENTS FOR LICENCE NOS. P.019, P.020, P.291,
47	P.292 DATED 9 FEBRUARY 2004	00011098

	DEED OF ASSIGNMENT OF SEAWARD PRODUCTION LICENCE NO.
	P.1112 (BLOCKS 22/12B AND 22/16B) DATED 9 FEBRUARY
48	2004	00011102

	DEED OF ASSIGNMENT OF SEAWARD PRODUCTION LICENCE NO.
	P.1115 (BLOCKS 22/24C AND 22/25C) DATED 9 FEBRUARY
49	2004	00011103

	BRECHIN FIELD - OPERATOR APPROVAL DATED 26 NOVEMBER
50	2004	00015181

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 078 ARBROATH ENCL:
51	ORIGINAL P.292 DATED 6 APRIL 2005	00017177

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 400 WOOD DATED 6 APRIL
52	2005	00017178

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 078 ARBROATH ENCL:
53	ORIGINAL P.019 DATED 6 APRIL 2005	00017180

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 078 ARBROATH ENCL:
54	ORIGINAL P.020 DATED 6 APRIL 2005	00017179

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 078 ARBROATH ENCL
55	ORIGINAL P.291 DATED 6 APRIL 2005	00017181

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 078 ARBROATH ENCL
56	ORIGINAL P.019 DATED 6 APRIL 2005

	MISCELLANEOUS
	DEVELOPMENT PROGRAMME FOR NORTHERN MONTROSE FIELD
1	ANNEX B DATED 31 APRIL 1978	00006748

	LETTER FROM DEPARTMENT OF ENERGY TO BRITISH GAS
2	CORPORATION DATED 4 MAY 1978	00006749

3	PARTICIPATION AGREEMENT DATED 4 MAY 1978	00006750

	AGREEMENT FOR RIG MAINTENANCE AND OPERATIONS -
4	MONTROSE ALPHA DATED 1 DECEMBER 1979	00006751

	FORTIES TELECOMMUNICATIONS AGREEMENT DATED 16 JULY
5	1986	00006752

	INTEREST ASSIGNMENT RELATING TO BLOCK 22/18 (NOT
6	INCLUDING MONTROSE / ARBROATH) DATED 3 JANUARY 1992	00006753

7	STAMPDUTY AGREEMENT DATED 3 JANUARY 1992	00006754

	DEED OF INTEREST ASSIGNMENT UK PETROLEUM PRODUCTION
	LICENCE P.292 BLOCK 22/18 (PART) DATED 28 FEBRUARY
8	1997	00006755

	DEED OF INTEREST ASSIGNMENT U.K PETROLEUM PRODUCTION
	LICENCE P.020 BLOCK 22/18 (PART ) DATED 28 FEBRUARY
9	1997	00006756

	STAMPDUTY AGREEMENT IN RESPEACT OF OF EXCHANGE
	AGREEMENT IN RELATION TO LICENCES P.096, P.103,
	P.312, P.120, P.420, P.291, P.292, AND P.020 DATED 18
10	MAY 2000	00006757

	ASSIGNMENT OF PERCENTAGE INTEREST RELATING TO
11	ENTERPRISE TRANSFERRED INTEREST DATED 12 OCTOBER 2000	00006758

	ASSIGNMENT OF PERCENTAGE INTEREST RELATING TO BP
12	TRANSFERRED INTEREST DATED 12 OCTOBER 2000	00006759

	DEED OF ASSIGNMENT OF PERCENTAGE INTEREST RELATING TO
13	CAYLEY TRANSFERRED INTEREST DATED 13 SEPTEMBER 2002	00009397

	AGREEMENT FOR THE PROVISION OF PRE-OPERATORSHIP
	SERVICES BETWEEN PALADIN AND HELIX RDS LIMITED DATED
14	10 DECEMBER 2002	00006585

	AGREEMENT FOR THE PROVISION OF PRE-OPERATORSHIP
	SERVICES BETWEEN PALADIN AND PGS PRODUCTION LIMITED
15	DATED 10 DECEMBER 2002	00006586

	STAMPDUTY AGREEMENT BETWEEN AMERADA AND PALADIN
16	DATED 11 DECEMEBR 2002	00006576

	STAMPDUTY AGREEMENT BETWEEN AMOCO (U.K) EXPLORATION
	COMPANY, AMOCO U.K. PETROLEUM LIMITED, BPAMOCO
	EXPLORATOIN (FORTIES) LMIITED AND PALADIN EXPRO
17	LIMITED DATED 11 DECEMBER 2002	00006580

	NOVATION OF SPACE & TELECOMMUNICATIONS SERVICES
18	AGREEMENT (15 AUGUST 1997) DATED 20 MAY 2003	00009437

	AGREEMENT FOR SUBSURFACE AND WELL OPERATING SERVICES
19	BETWEEN PALADIN AND HELIX DATED 20 MAY 2003	00010323

	WORKING INTEREST ASSIGNMENT BETWEEN BPAMOCO
	EXPLORATION (FORTIES) LIMITED AND PALADIN EXPRO
20	LIMITED DATED 20 MAY 2003	00009405

	WORKING INTEREST ASSIGNMENT BETWEEN AMOCO (U.K)
	EXPLORATION COMPANY, AMOCO UK PETROLEUM LIMITED AND
	PALADIN EXPRO LIMITED DATED 20 MAY 2003 DATED 20 MAY
21	2003	00009404

	WORKING INTEREST ASSIGNMENT BETWEEN AMOCO (U.K)
	EXPLORATION COMPANY, AMOCO UK PETROLEUM LIMITED AND
	PALADIN EXPRO LIMITED DATED 20 MAY 2003 DATED 20 MAY
22	2003	00008819

	WORKING INTEREST ASSIGNMENT BETWEEN BPAMOCO
	EXPLORATION (FORTIES) LIMITED AND PALADIN EXPRO
23	LIMITED DATED 20 MAY 2003	00008820

24	WORKING INTEREST ASSIGNMENT DATED 20 MAY 2003	00008821

	PALADIN EXPRO LIMITED AND HELIX RDS LIMITED AGREEMENT
	FOR SUBSURFACE AND WELL OPERATIONS SERVICES CONTRACT
25	(20 MAY 2003) AMENDMENT NO. 1 DATED 1 OCTOBER 2003	00010991

	ASSIGNMENT OF PERCENTAGE INTEREST IN RESPECT OF
	LICENCE NO. P.1112 (BLOCKS 22/12B & 22/16B) AND
26	P.1115 (BLOCKS 22/24C & 22/25C) DATED 9 FEBRUARY 2004	00011104

	ASSIGNMENT OF PERCENTAGE INTEREST IN RESPECT OF BLOCK
	22/18A NON FIELD AREA AND BLOCKS 22/17, 22/22A AND
	22/23A NON FIELD ARES UNDER LICENCE NOS. P.019,
27	P.020, P.291, P.292 DATED 9 FEBRUARY 2004	00011105

	ASSIGNMENT OF PERCENTAGE INTEREST IN RESPECT OF
	LICENCE P.291 (BLOCK 22/17S) CAYLEY EXPLORATION AREA
28	DATED 9 FEBRUARY 2004	00011106

	PETROFAC AGREEMENT FOR OPERATING SERVICES DATED 13
29	JULY 2004	00015098

	HELIX RDS AGREEMENT FOR SUBSURFACE AND WELL
30	OPERATIONS SERVICES DATED 3 AUGUST 2004	00015097

	PALADIN EXPRO LIMITED AND HELIX RDS LIMITED AGREEMENT
	FOR SUBSURFACE AND WELL OPERATIONS SERVICES (20 MAY
31	2003) AMENDMENT NO. 7 DATED 1 OCTOBER 2004	00015096

	PALADIN EXPRO LIMITED AND HELIX RDS LIMITED AGREEMENT
	FOR SUBSURFACE AND WELL OPERATIONS SERVICES (20 MAY
32	2003) AMENDMENT NO. 8 DATED 1 JANUARY 2005	00015617

	OPERATING AGREEMENTS
	GAS COUNCIL - AMOCO GROUPOPERATING AGREEMENT
1	EFFECTIVE 1 MAY 1965 - INCOMPLETE	00006697

2	MONTROSE OPERATING AGREEMENT DATED 4 MAY 1978	00006698

	LETTER FROM ENTERPRISE OIL TO AMOCO UK PETROLEUM
3	LIMITED DATED 26 APRIL 1984	00006699

	NOVATION OF DOCUMENTS RELATING TO LICENCE NO. P.019 &
4	P.020 DATED 7 NOVEMBER 1989	00006948

	ARBROATH AND MONTROSE OPERATING AGREEMENT DATED 10
5	JANUARY 1990	00006700

	NOVATION AGREEMENT MONTROSE/ARBROATH FIELDS
	AGREEMENTS LICENCE P.019( PART BLOCK 22/17) LICENCE
	P.020 (PART BLOCK 22/18) LICENCE P.291 (PART BLOCK
	22/17 AND BLOCKS 22/22A & 22/23A) AND LICENCE P.292
6	(PART BLOCK 22/18) DATED 20 DECEMBER 1990	00006701

	NOVATION OF ARBROATH AND MONTROSE OPERATING AGREEMENT
7	DATED 3 JANUARY 1992	00006702

	LETER AGREEMENT RE: ARKWRIGHT AND CARNOUSTIE FIELDS -
	APPLICATION OF ARBROATH AND MONTROSE OPERATING
8	AGREEMENTS DATED 28 MARCH 1995	00006703

	NOVATION AGREEMENT RELATING TO P.020 BLOCK 22/18
	(PART) AND P.292 BLOCK 22.18 (PART) DATED 28 FEBRUARY
9	1997	00006704

	NOVATION AND AMENDMENT OF THE ARBROATH AND MONTROSE
	OPERATING AGREEMENT INCORPORATING TERMINATION OF THE
	GAS COUNCIL - AMOCO GROUPOPERATING AGREEMENT
	RELATING TO LICENCES P.019, P.020, P.291, P.292 DATED
10	12 OCTOBER 2000	00006705

	NOVATION AND AMENDMENT OF THE ARBROATH, MONTROSE AND
	ARKWIRGHT OPERATING AGREEMENT (DATED 10 JANUARY 1990)
	INCORPORATING RECTIFICATION OF THE NOVATION AND
	AMENDMENT OF THE ARBROATH AND MONTROSE OPERATING
11	AGREEMENT (DATED 12 OCTOBER 2000) DATED 13 SEPTEMBE	00009666

12	OPERATORSHIPLETTER DATED 11 DECEMBER 2002	00006581

	AGREEMENT FOR OPERATING SERVICES BETWEEN PALADIN &
13	PETROFAC DATED 19 MAY 2003	00010322

	NOVATION OF ARBROATH, MONTROSE AND ARKWRIGHT
	OPERATING AGREEMENT (DATED 10 JANUARY 1990) DATED 20
14	MAY 2003	00009409

	NOVATION OF FARM-IN AGREEMENT IN RESPECT OF THE
	CAYLEY EXPLORATION AREA & OTHER EXPLORATION ACERAGE
	RELATING TO UK PRODUCTION LICENCES P.019, P.020,
15	P.291, P.292 (22 APRIL 2002) DATED 20 MAY 2003	00009439

	EXCHANGE OF INTERESTS AND TRANSFER OF OPERATORSHIP
	AGREEMENT INRESPECT OF ACREAGE AGJACENT TO THE
	MONTROSE, ARBROATH AND ARKWRIGHT FIELDS ON THE UNITED
16	KINGDOM CONTINENTAL SHELF DATED 18 DECEMBER 2003	00010714

	EXECUTION DEED RE:LICENCE P.019 (18 SEPTEMBER 1964),
	P.020 (18 SEPTEMBER 1964), P.291 (4 MAY 1978), P.292
	(4 MAY 1978), MONTROSE FIELD LIFTING AGRMT. (10
	AUGUST 1987), ARBROATH, MONTROSE/ARKWRIGHT OPERATING
17	AGRMT. (10 JANUARY 1990), ARBROATH FIELD LIFTING	00010967

	DETERMINATIONS OF THE OPERATING COMMITTEE ESTABLISHED
	UNDER THE TERMS OF THE JOINT OPERATING AGREEMENT FOR
	LICENCE NUMBERS P.019, P.020, P.291, P.292 AS IT
	APPLIES AS A SEPARATE CONTRACT TO INTER ALIA, THE
18	CAYLEY EXPLORATION AREA ("THE OPERATING COMMITTEE	00011100

	JOINT OPERATING AGREEMENT FOR UK PRODUCTION LICENCE
	P.019 (BLOCK 22/17), P.020 (BLOCK 22/18), P.291
	(BLOCKS 22/17, 22/22A & 22/23A), P.292 (BLOCK 22/18)
19	INCLUDING MONTROSE DATED 9 FEBRUARY 2004	00011095

	JOINT OPERATING AGREEMENT FOR UK PRODUCTION LICENCE
	P1112 (BLOCKS 22/12B & 22/16B) AND P1115 (BLOCKS
20	22/24C & 22/25C) DATED 9 FEBRUARY 2004	00011096

	SIDE LETTER TO JOINT OPERATING AGREEMENT DATED 9
21	FEBRUARY 2004	00011099

	TRANSFER OF OPERATORSHIPAGREEMENT - CLAYEY AREA
22	DATED 9 FEBRUARY 2004	00011101

	SIDE LETTER TO JOINT OPERATING AGREEMENT DATED 5
23	OCTOBER 2004	00017336

	PRODUCT SALE & PURCHASE AGREEMENTS
	MONTROSE RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	AMOCO (U.K) EXPLORATION COMPANY AND BPPETROLEUM
1	DEVELOPMENT LIMTED DATED 11 JULY 1986	00006733

	MONTROSE RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	ENTERPRISE OIL PLC AND BPPETROLEUM DEVELOPMENT
2	LIMITED- INCOMPLETE	00006734

	MONTROSE RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	TEXAS EASTERN NORTH SEA INC AND BPPETROLEUM
3	DEVELOPMENT LIMITED DATED 11 JULY 1986	00006735

	MONTROSE RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	AMERADA HESS LIMITED AND BPPETROLEUM DEVELOPMENT
4	LIMITED DATED 11 JULY 1986	00006736

	ARBROATH RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	AMOCO (U.K) EXPLORATION COMPANY AND BPPETROLEUM
5	DEVELOPMENT LIMITED DATED 10 DECEMBER 1990	00006737

	ARBROATH RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	AMERADA HESS LIMITED AND BPPETROLEUM DEVELOPMENT
6	LIMITED DATED 10 DECEMBER 1990	00006738

	ARBROATH RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	NORTH SEA INC AND BPPETROLEUM DEVELOPMENT LIMITED
7	DATED 10 DECEMBER 1990	00006739

	ARBROATH RAW GAS SALE AND PURCHASE AGREEMENT BETWEEN
	ENTERPRISE OIL PLC AND BPPETROELUM DEVELOPMENT
8	LIMITED DATED 10 DECEMBER 1990	00006740

	MONTROSE/ ARBROATH RAW GAS SALE AND PURCHASE
	AGREEMENT BETWEEN AMERADA HES LIMITED AND BP
	EXPLORATION OPERATING COMPANY LIMITED DATED 3
9	DECEMBER 1992	00006741

	MONTROSE/ ARBROATH RAW GAS SALE AND PURCHASE
	AGREEMENT BETWEEN AMOCO (U.K) EXPLORATION COMPANY AND
	BPEXPLORATION OPERATING COMPANY LIMITED DATED 3
10	DECEMBER 1992	00006742

	MONTROSE/ ARBROATH RAW GAS SALE AND PURCHASE
	AGREEMENT BETWEEN ENTERPRISE OIL PLC AND BP
	EXPLORATION OPERATING COMPANY LIMITED DATED 3
11	DECEMBER 1992	00006743

	LETTER AGREEMENT RE: CARNOUSTIE FIELD - RAW GAS SALES
12	DATED 31 AUGUST 1994	00006744

	LETTER AGREEMENT RE: ARKWRIGHT FIELD RAW GAS SALES
13	DATED 30 OCTOBER 1995	00009398

	LETTER AGREEMENT RE: MONTROSE/ ARBROATH
	TRANSPORTATION AGREEMENT (3 DECEMBER 1992) CARNOUSTIE
	FIELD LETTER AGREEMENT (19 AUGUST 1994) ARKWRIGHT
	FIELD LETTER AGREEMENT (30 OCTOBER 1995) DATED 14
14	SEPTEMBER 2000	00006745

	LETTER FROM ENTERPRISE OIL RE: AGREEMENT RELATING TO
	SAE AND PURCHASE OF GAS FROM MONTROSE - ARBROATH -
	ARKWRIGHT - CARNOUSTIE TO FORTIES DATED 31 OCTOBER
15	2000	00006746

	NOVATION OF TWO MONTROSE / ARBROATH RAW GAS SALE AND
	PURCHASE AGREEMENTS (3 DECEMBER 1992) DATED 20 MAY
16	2003	00009432

	NOVATION OF ARKWRIGHT RAW GAS SALES LETTER AGREEMENT
17	(30 OCTOBER 1995) DATED 20 MAY 2003	00009433

	NOVATION OF ARKWRIGHT FIELD - RAW GAS SALES LETTER
18	AGREEMENT (27 OCTOBER 1995) DATED 20 MAY 2003	00009434

	NOVATION OF CARNOUSTIE FIELD - RAW GAS SALES LETTER
19	AGREEMENT (31 AUGUST 1994) DATED 20 MAY 2003	00009435

	NOVATION OF AGREEMENT FOR THE SALE AND PURCHASE OF
	GAS FROM MONTROSE / ARBROATH / ARKWRIGHT / CARNOUSTIE
20	TO FORTIES (23 NOVEMBER 2000) DATED 20 MAY 2003	00009436

	SALE AND PURCHASE OF GAS FROM
	MONTROSE-ARBROATH-ARKWRIGHT-CARNOUSTIE TO FORTIES
21	DATED 23 NOVEMBER 2000	00006747

	FORTIES CRUDE OIL SALE AND PURCHASE CONTRACT DATED 20
22	JUNE 2003	00009475

	TERM CONTRACT FOR FORTIES BLEND CRUDE OIL (1ST
	JANUARY 2005- 31 DECEMBER 2005) DATED 14 DECEMBER
23	2004	00015546

24	BRECHIN FIELD - RAW GAS SALES DATED 5 APRIL 2005	00015986

	LETTER FROM PALADIN TO BPEXPLORATION OPERATING
	COMPANY LIMITED RE: WOOD FIELD - RAW GAS SALES DATED
25	21 JUNE 2005	00016799

	TRANSPORTATION & PROCESSING AGREEMENTS
1	MONTROSE OFFTAKE AGREEMENT DATED 4 MAY 1978	00006706

	INTERIM MONTROSE PIPELINE AND TRANSPORTATION
2	AGREEMENT DATED 29 NOVEMBER 1983	00006707

	LETTER AGREEMENT RE: MONTROSE INTERIM PIPELINE AND
	TRANSPORTATION AGREEMENT AND THE ARBROATH OPTION
3	AGREEMENT DATED 29 NOVEMBER 1983	00006708

	LETTER AGREEMENT RE: MONTROSE INTERIM PIPELINE AND
4	TRANSPORTATION AGREEMENT DATED 29 NOVEMBER 1983	00006709

5	ARBROATH OPTION AGREEMENT DATED 29 NOVEMBER 1983	00006710

	MONTROSE - FORTIES ENGINEERING SIDE AGREEMENT DATED
6	23 AUGUST 1984	00006711

	LETTER AGREEMENT RE: FORTIES SYSTEM - VALUE
7	ADJUSTMENT PROCEEDURE DATED 20 SEPTEMBER 1985	00006712

	NOVATION OF THE INTERIM MONTROSE PIPELINE AND
	TRANSPORTATION AGREEMENT AND MONTROSE FROTIES
8	ENGINEERING SERVICES AGREEMENT DATED 2 JANUARY 1986	00006713

	LETTER AGREEMENT RE: MONTROSE TRANSPORTATION
	AGREEMENT DISCLOSURE OF ANALYTICAL DATA DATED 2
9	JANUARY 1986	00006714

10	MONTROSE TRANSPORTATION AGREEMENT DATED 11 JULY 1986	00006715

	LETTER AGREEMENT RE: MONTROSE TRANSPORTATION AGREMENT
11	DATED 11 JULY 1986	00006716

	EXECUTION DEED RE:LICENCE P.019 (18 SEPTEMBER 1964),
	P.020 (18 SEPTEMBER 1964), P.291 (4 MAY 1978), P.292
	(4 MAY 1978), MONTROSE FIELD LIFTING AGRMT. (10
	AUGUST 1987), ARBROATH, MONTROSE/ARKWRIGHT OPERATING
12	AGRMT. (10 JANUARY 1990), ARBROATH FIELD LIFTING	00010967

	LETTER AGREEMENT RE: MONTROSE TRANSPORTATION
	AGREEMENT AND ARBROATH OPTIONAGREEMENT DATED 11 JULY
13	1986	00006717

14	MONTROSE FIELD LIFTING AGREEMENT DATED 10 AUGUST 1987	00006718

	NOVATION OF ARBROATH OPTION AGREEMENT DATED 27
15	OCTOBER 1987	00006719

	AMENDMENT TO THE MONTROSE TRANSPORTATION AGREEMENT
16	DATED 7 MARCH 1990	00006951

	AMENDMENT TO THE MONTROSE LIFTING AGREEMENT DATED 1
17	JUNE 1990	00006721

	LETTER AGREEMENT RE: MONTROSE TRANSPORTATION
	AGREEMENT AND THE ARBROATH OPTION AGREEMENT DATED 1
18	JUNE 1990	00006722

	ARBROATH TRANSPORTATION AGREEMENT DATED 10 DECEMBER
19	1990	00006723

20	ARBROATH FIELD LIFTING AGREEMENT DATED 30 AUGUST 1991	00006724

	FIRST SUPPLEMENTAL AGREEMENT TO THE ARBROATH
21	TRANSPORTATION AGREEMENT DATED 13 FEBRUARY 1992	00006725

	SECOND SUPPLEMENTAL TO THE MONTROSE TRANSPORTATION
22	AGREEMENT DATED 13 FEBRUARY 1992	00006726

	MONTROSE / ARBROATH TRANSPORTATION AGREEMENT DATED 3
23	DECEMBER 1992	00006727

	LETER AGREEMENT RE: MONTROSE/ARBROATH TRANSPORTATION
24	AGREEMENT DATED 3 DECEMBER 1992	00006728

	LETTER AGREEMENT RE: CARNOUSTIE FIELD TRANSPORTATION
25	AND PROCESSING SERVICES DATED 19 AUGUST 1994	00006729

	LETTER AGREEMENT RE: ARKWRIGHT FIELDS TRANSPORTATION
26	AND PROCESSING AGREEMENT DATED 30 OCTOBER 1995	00006730

	PIPELINE CROSSING AGREEMENT BETWEEN AMOCO (U.K)
	EXPLORATION COMPANY (ACTING AS OPERATOR OF THE CATS
	PIPELINE) AND AMOCO (U.K) EXPLORATION COMPANY (ACTING
	AS OPERATOR OF THE ARKWRIGHT PIEPLINE SYSTEM) DATED 9
27	JANUARY 1996	00009399

	PIPELINE CROSSING AGREEMENT RELATING TO THE CROSSING
	OF THE MONTROSE / ARBROATH PIPELINE BY THE ETAPTO
28	FORTIES UNITY PIPELINE DATED 27 JUNE 1997	00016086

29	ETAPTELECOMMUNICATIONS CONTRACT DATED 15 AUGUST 1997	00008725

	ETAPTELECOMMUNICATIONS - SPACE & TELECOMMUNICATIONS
30	SERVICE AGREEMENT DATED 31 DECEMBER 1997	00006952

	LETTER AGREEMENT RE: MONTROSE / ARBROATH
31	TRANSPORTATION AGREEMENT DATED 16 MARCH 1998	00006731

	THIRD SUPPLEMENTAL AGREEMENT TO THE MONTROSE
32	TRANSPORTATION AGREEMENT DATED 22 JUNE 1998 (DRAFT)	00006950

	LETTER FROM BPEXPLORATION OPERATING COMPANY LIMITED
33	DATED 15 JULY 1998	00006732

	NOVATION OF ARKWRIGHT FIELD TRANSPORTATION AND
	PROCESSING LETTER AGREEMENT (30 OCTOBER 1995) DATED
34	20 MAY 2003	00009411

	NOVATION OF THE CAURNOUSTIE FIELD TRANSPORTATION AND
	PROCESSING SERVICES LETTER AGREEMENT (19 AUGUST 1994)
35	DATED 20 MAY 2003	00009412

	NOVATION OF MONTROSE / ARBROATH TRANSPORTATION AND
	PROCESSING AGREEMENT (3 DECEMBER 2003) DATED 20 MAY
36	2003	00009410

	NOVATION OF MONTORSE FIELD LIFTING AGREEMENT (10
37	AUGUST 1987) DATED 20 MAY 2003	00009430

	NOVATION OF ARBROATH FIELD LIFTING AGREEMENT (30
38	AUGUST 1991) DATED 20 MAY 2003	00009431

	NOVATION OF PIPELINE CROSSING AGREEMENT (9 JANUARY
39	1996) DATED 20 MAY 2003	00009438

	NOVATION OF PIPELINE CROSSING AGREEMENT IN RESPECT OF
	THE CROSSING OF THE MONTORSE TO FORTIES CHARLIE
	PIPELINE BY THE CNS FIBRE OPTIC (4 OCTOBER 2000)
40	DATED 20 MAY 2003	00009440

	EXECUTION DEED RE:LICENCE P.019 (18 SEPTEMBER 1964),
	P.020 (18 SEPTEMBER 1964), P.291 (4 MAY 1978), P.292
	(4 MAY 1978), MONTROSE FIELD LIFTING AGRMT. (10
	AUGUST 1987), ARBROATH, MONTROSE/ARKWRIGHT OPERATING
41	AGRMT. (10 JANUARY 1990), ARBROATH FIELD LIFTING	00010967

	PIPELINE CROSSING AGREEMENT BETWEEN PALADIN EXPRO AND
	BPEXPLORATION OPERATING COMPANY IN RESPECT OF THE
	CROSSING OF THE GAEL NORTHERN SPURLINE BY THE
42	MONTROSE	00011224

	PIPELINE CROSSING AGREEMENT BETWEEN LANGELED GROUP
	AND PALADIN EXPRO INRESPECT OF THE CROSSING FOR THE
	MONTROSE OIL EXPORT PIPELINE NUMBER PL209 BY THE
43	LANGELED PIPELINE DATED 12 JULY 2004	00013531

	BRECHIN FIELD TRABSPORTATION AND PROCESING LETTER
44	AGREEMENT DATED 7 MARCH 2005	00015985

	AMENDMENT AGREEMENT NO.1 TO THE ARKWRIGHT FIELD
	TRANSPORTATION AND PROCESING LETTER AGREEMENT DATED 5
45	APRIL 2005	00015983

	AMENDMENT AGREEMENT NO.3 TO THE MONTROSE/ ARBROATH
46	TRANSPORATION AGREEMENT DATED 5 APRIL 2005	00015984

	WOOD FIELD TRANSPORTATION AND PROCESSING LETTER
47	AGREEMENT DATED 17 MAY 2005	00016800

	ACCESSION AGREEMENT TO THE CENTRAL AREA TRANSMISSION
	SYSTEM TRANSPORTATION ALLOCATION AGREEMENT (CAPACITY
48	USER DATED 14 NOVEMBER 2005	TLM9134-85

	ACCESSION AGREEMENT TO THE CATS CROSS-USR LIABILITY
49	AGREEMENT DATED 14 NOVEMBER 2005	TLM9134-86

	DEED OF ACCESSION TO THE CATS CROSS-INDEMNITY DEED
50	DATED 14 NOVEMBER 2005	TLM9134-87

	ACCESSION AGREEMENT TO THE CENTRAL AREA TRANSMISSION
	SYSTEM TRANSPORTATION ALLOCATION AGREEMENT
51	(PROCESSING CUSTOMER) DATED 14 NOVEMBER 2005	TLM9134-88

	PIPELINE CROSSING AND PROXIMITY AGREEMENT BETWEEN
	PALADIN LIMITED AND AMOCO EXPLORATION (U.K) COMPANY
	IN RESPECT OF THE MONTROSE-CATS PIPELINE AND THE CATS
52	PIPELINE DATED 14 NOVEMBER 2005	TLM9134-89

	ENGINEERING SERVICES AGREEMENT IN RESPECT OF THE TIE
	IN OF MONTROSE-CATS PIPEPLINE TO THE CATS SYSTEM
53	DATED 14 NOVEMBER 2005	TLM9134-58

	CENTRAL AREA TRANSMISSION SYSTEM TRANSPORTATION AND
	PROCESSING AGREEMENT BETWEEN THE CATS PARTIES AND
	PALADIN EXPRO LIMITED AND ENERGY NORTH SEA LIMITED
	FOR THE TRANSPORTATION AND PROCESSING OF MONTROSE/
54	ARBROATH AREA GAS DATED 14 NOVEMBER 2005	TLM9134-75

	DTI
	DTI: PETROLEUM PRODUCTION LICENCE NO. P.291 AND P.292
	DEVELOPMENT AND PRODUCTION WORKS DATED 31 DECEMBER
1	2004	00015377

	PETROLEUM PRODUCTION LICENCE NO P.291 DEVELOPMENT AND
2	PRODUCTION WORKS DATED 31 DECEMBER 2004	00015376

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE:BRECHIN 22/23A - ALL SUBSEA
	EQUIPMENT INCLUDING THE WELHEAD PROTECTION STRUCTURE
	ASSOCIATED WITH THE BRECHIN FIELD DATED 9 FEBRUARY
3	2005	00015605

	DTI: PETROLEUM PRODUCTION LICENCE NO. P.020
4	DEVELOPMENT AND PRODUCTION WORKS DATED 4 MAY 2005	00016202

	DTI: PETROLEUM PRODUCTION LICENCE NOS P.019, P.020,
5	P.291, P.292 CONSENT TO FLARE GAS DATED 24 JUNE 2005	00016515

	DTI: PETROLEUM ACT 1998: INVITATION TO MAKE
	REPRESENTATINS UNDER SECTION 31(4) SUBMARINE
	PIPELINES RE:PL2122 TO PL2124, PLU2124JA AND
6	PLU2124JB DATED 7 JULY 2005	00017101

	DTI: PETROLEUM ACT 1998: INVITATION TO MAKE
	REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE
	INSTALLATIONS RE:ALL SUBSEA EQUIPMENT INCLUDING THE
	SUBSEA WELLHEAD PROTECTION STRUCTURE (WHPS)
7	ASSOCIATED WITH THE WOOD FIELD DATED 29 JULY 2005	00016786

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE:22/18 ALL SUBSEA EQUIPMENT INCLUDING
	THE SUBSEA WELL HEAD PROTECTION STRUCTURE (WHPS)
8	ASSOCIATED WITH THE WOOD FIELD DATED 5 SEPTEMBER 2005	00017182

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE:ALL SUBSEA EQUIPMENT INCLUDING THE
	WELLHEAD PROTECTION STRUCTURE ASSOCIATED WITH THE
9	BRECHIN FIELD DATED 1 NOVEMBER 2005	00017935

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
	PIPELINES RE:PL2122 TO PL2124, PLU 2124JA & PLU
10	2124JB DATED 1 NOVEMBER 2005	00017934

	SECTION 29 NOTICE RE: ARBROATH (22/176) DATED 8
11	JANUARY 2001	00006760

	SECTION 29 NOTICE RE: PL626, PL627 (ARBROATH
	PLATFORM) AND PL628 AND PL629 (MONTORSE PLATFORM)
12	DATED 8 JANUARY 2001	00006761

	DTI LETTER: PETROLEUM ACT 1998 INVITATION TO MAKE
	REPRESENTATION UNDER SECTION 31(4) SUBMARINE
	PIPELINES RE: PL68 AND PL69 MONTROSE PLATFORM DATED
13	23 MARCH 2001	00006765

	SECTION 29 NOTICE RE:SUBMARINE PIPELINES PL68 AND
14	PL69 MONTROSE PLATFORM DATED 31 MAY 2001	00006762

	DTI LETTER: PETROLEUM ACT 1998 INVITATION TO MAKE
	REPRESENTATION UNDER SECTION 31(4) OFFSHORE
	INSTALLATIONS RE: MONTROSE 22/17 AND 22/18 DATED 8
15	AUGUST 2001	00006766

	DTI LETTER: PETROLEUM ACT 1998 INVITATIONA TO MAKE
	REPRESENTATION UNDER SECTION 31(4) SUBMARINE
	PIPELINES RE: PL209 MONTROSE PLATFORM DATED 8 AUGUST
16	2001	00006767

	SECTION 29 NOTICE RE: OFFSHORE INSTALLATIONS 22/17
17	AND 22/18 DATED 25 SEPTEMBER 2001	00006763

	SECTION 29 NOTICE RE: SUBMARINE PIPELINES PL209 DATED
18	25 SEPTEMBER 2001	00006764

19	DTI LICENCE ASSIGNMENT CONSENT DATED 13 MAY 2003	00009996

20	OPERATOR APPROVAL DATED 15 MAY 2003	00009994

21	DTI NOTICES - PETROLEUM ACT 1998 DATED 29 MAY 2003	00009474

22	DTI CONSENTS DATED 18 JUNE 2003	00009473

	DTI: PETROLEUM ACT 1998 WITHDRAWL OF SECTION 29
	NOTICES OFF SHORE INSTALLATIONS AND PIPELINES DATED
23	10 SEPTEMBER 2003	00015081

	DTI: PETROLEUM ACT 1998 SECTION 29 NOTICE SUBMARINE
24	PIPELINES - ARBROATH DATED 24 SEPTEMBER 2003	00015076

	DTI: PETROLEUM ACT 1998 SECTION 29 NOTICE SUBMARINE
25	PIPELINES DATED 24 SEPTEMBER 2003.	00015075

	DTI: PETROLEUM ACT 1998 SECTION 29 NOTICE OFFSHORE
26	INSTALLATIONS RE: ARBROATH DATED 24 SEPTEMBER 2003	00015078

	DTI: PETROLEUM ACT 1998 SECTION 29 NOTICE OFFSHORE
27	INSTALLATIONS RE: MONTROSE DATED 24 SEPTEMBER 2003	00015080

	DTI: PETROLEUM ACT 1998 SECTION 29 NOTICE SUBMARINE
28	PIPELINES RE: MONTROSE PL209 DATED 24 SEPTEMBER 2003	00015074

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFSHORE
	INSTALLATIONS RE:SUBSEA TEMPLATE AND MINFOLD TIED
	BACK TO THE ARBROATH FIELD DTAED DATED 24 SEPTEMBER
29	2003	00015077

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
	PIEPLINES RE: PL1229 TO PL1233.9 DATED 24 SEPTEMBER
30	2003	00015082

	DTI: PETROLEUM PRODUCTION LICENCE NOS P.291 AND P.292
	DEVELOPMENT AND PRODUCTION WORKS DATED 22 DECEMBER
31	2003	00010984

	DTI: PETROLEUM PRODUCTION LICENCE NO P.291
	DEVELOPMENT AND PRODUCTION WORKS DATED 27 JANUARY
32	2004	00013560

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
	PIPELINES RE: ARKWRIGHT PL1229 TO PL1233.9 DATED 24
33	FEBRUARY 2004	00013553

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE:ALL SUBSEA EQUIPMENT INCLUDING THE
	SUBSEA TEMPLATE AND MANIFOLD ASSOCIATED WITH THE
34	ARKWRIGHT FIELD DATED 24 FEBRUARY 2004	00013552

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE:ARBROATH FIXED STEEL PLATFORM
	INCLUDING WITHOUT LIMITATION ALL ASSOCIATED SUBSEA
35	EQUIPMENT DATED 24 FEBRUARY 2004	00013551

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
	PIPELINES RE: ARBROATH PL626 TO PL629 DATED 24
36	FEBRUARY 2004	00013554

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
37	PIPELINES RE: PL209 DATED 4 MARCH 2004	00013550

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
38	PIPELINES RE: PL68 & PL69 DATED 4 MARCH 2004	00013549

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE
	INSTALLATIONS RE: 22/17 & 22/18 FIXED INTEGRATED
	WELL, PRODUCTION QUARTERS PLATFORM CONNECTED BY
	PERSONNEL BRIDGE TO A (SUBSEA) FIXED TRIPOD FLARE
39	STRUCTURE DATED 4 MARCH 2004	00013548

	DTI: CONSENT TO PALADIN EXPRO LIMITED AS EXPLORATION
40	OPERATOR DATED 30 MARCH 2004	00011645

	DTI: PETROLEUM ACT 1998: INVITATION TO MAKE
	REPRESENTATION UNDER SECTION 31(4) SUBMARINE
41	PIPELINES RE:PL2011 DATED 9 SEPTEMBER 2004	00013529

	DTI: PETROLEUM ACT 1998: SECTION 29 NOTICE SUBMARINE
42	PIPELINES RE: PL2011 DATED 14 OCTOBER 2004	00013523

	DTI: OIL TAXATION ACT 1975: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO 392 BRECHIN DATED 20
43	OCTOBER 2004	00015531

	DTI: PETROLEUM PRODUCTION LICENCE NO. P.291
	DEVELOPMENT AND PRODUCTION WORKS DATED 25 NOVEMBER
44	2004	00015609

	DTI: BRECHIN DEVELOPMENT AND PRODUCTION CONSENT DATED
45	26 NOVEMBER 2004	00017107

	DTI: PETROLEUM ACT 1998: INVITATION TO MAKE
	REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE
	INSTALLATIONS RE:ALL SUBSEA EQUIPMENT INCLUDING THE
	WELLHEAD PROTECTION STRUCTURE ASSOCIATED WITH THE
46	BRECHIN FIELD DATED 21 DECEMBER 2004	00015385

	DTI: PETROLEUM PRODUCTION LICENCE NOS P.019, P.020,
	P.291, P.292 CONSENT TO FLARE GAS DATED 31 DECEMBER
47	2004	00015378

	DTI: THE ENERGY ACT 1976: PETROLEUM PRODUCTION
	LICENCE P.019, P.020, P.291, P.292 CONSENT TO VENT
48	GAS	00015379

	DTI: PETROLEUM PRODUCTION LICENCE NOS P.291 AND P.292
	DEVELOPMENT AND PRODUCTION WORKS DATED 31 DECEMBER
49	2004	00015375

	DETERMINATION OF OIL FIELD NO 392 BRECHIN DATED 23
50	FEBRUARY 2005	00012653

51	DTI: OPPC LIFE PERMIT DATED 14 DECEMBER 2005	TLM8873-54

C	LICENCE P.357 BLOCK 22/19A

	OPERATING AGREEMENTS
1	JOINT OPERATING AGREEMENT DATED 5 AUGUST 1982	00016549

	JOINT OPERATING AGREEMENT - SCHEDULE ACCOUNTING
2	PROCEDURE DATED 5 AUGUST 1982	00016684

	JOINT OPERATING AGREEMENT - EXHIBIT 'A' LICENCE P.357
	BLOCK 22/19A INDEX THE ACCOUNTING PROCEDURE DATED 5
3	AUGUST 1982	00016685

	NOVATION AGREEMENT OF JOINT OPERATING AGREEMENT
	PETROELUM PRODUCTION LICENCE P.357 (ACCM 01978) DATED
4	5 APRIL 1983	00016687

	FARM-OUT AGREEMENT LICENCE P.357 BLOCK 22/19A DATED
5	29 OCTOBER 1984	00016690

	AMENDMENT NO. 1 TO JOINT OPERATING AGREEMENT (DATED 5
6	AUGUST 1982) DATED 13 MARCH 1985	00016658

	NOVATION AGREEMENT OF JOINT OPERATING AGREEMENT
	PETROLEUM PRODUCTION LICECNE P.357 (ACCM 01979) DATED
7	14 MARCH 1985	00016692

	NOVATION AGREEMENT OF JOINT OPERATING AGREEMENT
	PETROLEUM PRODUCTION LICENCE P.357 (ACCM 01979) (TWO
8	COPIES) DATED 21 AUGUST 1985	00016696

	NOVATION AGREEMENT OF JOINT OPERATING AGREEMENT
	PETROLEUM PRODUCTION LICECNE P.357 (ACCM 01979) DATED
9	17 OCTBER 1985	00016699

	NOVATION AGREEMENT OF JOINT OPERATING AGREEMENT
	PETROLEUM PRODUCTION LICENCE P.357 (ACCM 02000) DATED
10	17 SEPTEMBER 1986	00016703

	AMENDMENT NO.2 TO JOINT OPERATING AGREEMENT (DATED 5
11	AUGUST 1982) DATED 24 SEPTEMBER 1986	00016659

	AMENDMENT NO.3 TO JOINT OPERATING AGREEMENT (5 AUGUST
12	1982) DATED 20 SEPTEMBER 1988	00016660

	NOVATION OF PETROLEUM PRODUCTION LICENCE P.357 JOINT
13	OPERATING AGREEMENT DATED 12 JANUARY 1989	00016707

	NOVATION AGREEMENT IN RESPECT OF JOINT OPERATING
	AGREEMENT RELATING TO U.K PRODUCTION LICENCE NO P.357
14	DATED 21 MARCH 1990	00016710

	NOVATION AGREEMENT IN RESPECT OF JOINT OPERATING
	AGREEMENT RELATING TO U.K PRODUCTION LICENCE NO P.357
15	DATED 22 MAY 1990	00016712

	NOVATION AND AMENDMENT AGREEMENT IN RESPECT OF JOINT
	OPERATING AGREEMENT RELATING TO UK PETROLEUM
16	PRODUCTION DATED 20 NOVEMBER 1991	00016715

	EXECUTION AGREEMENT - FARMOUT AGREEMENT DATED 28
17	NOVEMBER 1991	00016716

	NOVATION AGREEMENT IN ERSPECT OF JOINT OPERATING
	AGREEMENT RELATING TO UNITED KINGDOM PETROLEUM
18	PRODUCTION LICENCE P.357 DATED 2 DECEMBER 1991	00016719

	FARM-IN AGREEMENT UNITED KINGDOM PETROLEUM PRODUCTION
19	LICENCE NO P.357 DATED 24 FEBRUARY 1992	00016721

	AMENDMENT NO.4 TO JOINT OPERATING AGREEMENT (5 AUGUST
20	1982) DATED 24 FEBRUARY 1992	00016661

	NOVATION AGREEMENT IN RESPECT OF JOINT OPERATING
	AGREEMENT RELATING TO UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.357 (BLOCK 22/19A) DATED 17
21	FEBRUARY 1993

	NOVATION OF JOINT OPERATING AGREEMENT (RELATING TO
	THE OPERATING ARGREEMENT DATED 5 AUGUST 1992 FOR
22	LICENCE NO P.357) DATED 16 NOVEMBER 1993	00016725

23	NOVATION OF JOA DATED 17 NOVEMBER 1993	00016551

	AMENDMENT NO.5 TO JOINT OPERATING AGREEMENT (5 AUGUST
24	1982) DATED 9 MARCH 1994	00016662

25	NOVATION TO JOA DATED 1 JULY 1986	00016552

	NOVATION AGREMENT OF JOINT OERATING AGREMENT DATED 23
26	JULY 1996	00016554

27	NOVATION OF JOA DATED 9 JANUARY 1997	00016557

	NOVATION AGREEMENT RELATING TO JOINT OPERATING
28	AGREEMENT FOR LICENCE P.357 DATED 26 MARCH 1998	00016560

	NOVATION AGREEMENT IN ERSPECT OF JOA RELATING TO
29	BLOCK 22/19A DATED 19 JUNE 1998	00016562

	NOVATION AGREEMENT RELATING TO JOA UNITED KINGDOM
	PETROLEUM PRODUCTION LICENCE P.357 BLOCK 22/19A DATED
30	20 DECEMBER 1999	00016564

	NOVATION AGREEMENT RELATING TO JOA UNITED KINGDOM
	PETROLEUM PRODUCTION LICENCE NO. P.357, BLOCK 22/19A
31	DATED 7 MARCH 2000	00016547

	NOVATION AGREEMENT RELATING TO JOA U.K. PETROLEUM
	PRODUCTION LICENCE P.357 BLOCK 22/19A DATED 29 JULY
32	2000	00016738

	AGREEMENT FOR THE TRANSFER OF OPERATORSHIPOF
	PRODUCTION LICENCE P.357 FROM EEUK TO AMOCO DATED 9
33	APRIL 2002	00016664

	NOVATION OF LICENCE P.357 BLOCK 22/19A JOA (5 AUGUST
34	1992) DATED 6 SEPTEMBER 2002	00016744

	NOVATION OF JOA (LICENCE P.357 BLOCK 22/19A) DATED 6
35	SEPTEMBER 2002	00016745

	EXECUTION DEED RE:UNITED KINGDOM PETROLEUM PRODUCTION
36	LICENCE NO. P.357 (2 MARCH 1981) DATED 20 MARCH 2004	00016748

	AGREEMENT FOR TRANSFER OF OPERATORSHIPOF UK
	PETROLEUM PRODUCTION LICENCE P.357 (BLOCK 22/19A)
37	DATED 30 JUNE 2002	00016527

	EXECUTION DEED RELATING TO U.K LICENCE P.357 JOINT
	OPERATING AGREEMENT (5 AUGUST 1982) DATED 30 JUNE
38	2005	00016517

	EXECUTION DEED RELATING TO UNITED KINGDOM LICENCE
	P.357 JOINT OPERATING AGREEMENT (5 AUGUST 1982) DATED
39	30 JUNE 2005	00016521

	EXECUTION DEED RELATING TO UNITED KINGDOM LICENCE
	P.357 JOINT OPERATING AGREEMENT (5 AUGUST 1982) DATED
40	30 JUNE 2005	00016522

	EXECUTION DEED RE:U.K. LICENCE P.357 JOINT OPERATING
41	AGREEMENT (5 AUGUST 1982) DATED 10 MARCH 2004	00016748

	EXECUTION DEED RELATING TO UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.357 (2 MARCH 1981) DATED 30
42	JUNE 2005	00016517

	EXECUTION DEED RELATING TO UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.357 (2 MARCH 1981) DATED 30
43	JUNE 2005	00016521

	LICENCE
	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN
1	BLOCK NO. 22/19 DATED 2 MARCH 1981	00016548

	ILLUSTRATIVE AGREEMENT - U.K. LICENCE P.357 DATED 26
2	AUGUST 1981	00016683

	DEED OF ASSIGNMENT RELATIVE TO PETROLEUM PRODUCTION
3	LICENCE P.357 DATED 11 MARCH 1983	00016686

4	DEED OF ASSIGNMENT DATED 14 MARCH 1985	00016691

5	DEED OF ASSIGNMENT DATED 21 AUGUST 1985	00016695

	DEED OF ASSIGNMENT PETROLEUM PRODUCTION LICENCE P.357
6	DATED 17 OCTOBER 1985	00016697

	AGREEMENT - LICENCE P.357, BLOCK 22/19 DATED 17
7	SEPTEMBER 1986	00016701

	LICENCE P.357 DEED OF ASSIGNMENT DATED 17 SPETEMBER
8	1986	00016702

	SCHEDULE LICENCE P.357 RETAINED AREA (FROM 17
9	DECEMBER 1986) DATED 23 FEBRUARY 1987	00016705

	DEED OF TERMINATION OF DEED (DATED 2 MARCH 1981 AND 3
	APRIL 1985) RELATING TO THE ACQUISITION OF PETROLEUM
	WON AND SAVED UNDER AUTHORITY OF LICENCE P.357 DATED
10	3 NOVEMBER 1989	00016708

	DEED OF LICENCE ASSIGNMENT UNTIED KINGODOM PETROLEUM
11	PRODUCTION LICENCE NO. P.357 DATED 21 MARCH 1990	00016709

	DEED OF LICENCE ASSIGNMENT UNITED KINGDOM PETROLEUM
12	PRODUCTIO LICENCE NO. P.357 DATED 22 MAY 1990	00016711

	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE
13	NO P.357 DATED 20 NOVEMBER 1991	00016714

14	EXECUTION ASSIGNMENT - ITEM MISSING	00016716

	DEED OF LICENCE ASSIGNMENT UNITED KINGDOM PETROLEUM
15	PRODUCTION LICENCE NO. P.357 DATED 2 DECEMBER 1991	00016718

	DEED OF LICENCE ASSIGNMENT UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.357 (BLOCK 22/19A) DATED 24
16	JULY 1992	00016722

	NOVATION AGREEMENT UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO P.357 (BLOCK 22/19A) DATED 24
17	JULY 1992	00016723

	DEED OF LICENCE ASSIGNMENT UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.357 (BLOCK 22/19A) DATED 17
18	FEBRUARY 1993	00016724

	LICENCE ASSIGNMENT (RELATING TO LICENCE P.357) DATED
19	16 NOVEMBER 1993	00016650

	LICENCE ASSIGNMENT (RELATING TO LICENCE P.357) DATED
20	17 NOVEMEBR 1993	00016728

21	DEED OF ASSIGNMENT DATED 1 JULY 1996	00016653

22	DEED OF ASSIGNMENT OF LICENCE P.357 DATED 23 JULY 1996	00016553

23	DEED OF ASSIGNMENT DATED 9 JANUARY 1997	00016556

24	RETAINED AREA OF LICENCE P.357 DATED 17 DECEMBER 1997	00016663

25	DEED OF ASSIGNMENT DATED 26 MARCH 1998	00016559

26	DEED OF ASSIGNMENT DATED 19 JUNE 1998	00016561

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
27	PRODUCTION LICENCE P.357 DATED 20 DECEMBER 1999	00016736

28	DEED OF ASSIGNMENT DATED 20 DECEMBER 1999	00016545

29	DEED OF ASSIGNMENT DATED 7 MARCH 2000	00016546

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
30	PRODUCTION LICENCE P.357 DATED20 JULY 2000	00016737

	DEED OF ASSIGNMENT OF UNTIED KINGDOM PETROLEUM
31	PRODUCTION LICENCE P.357 DATED 6 SEPTEMBER 2002	00016742

32	DEED OF ASSIGNMENT DATED 19 JUNE 1998	00016561

	MISCELLANEOUS
1	AGREEMENT - SESMIC DATA CONTRACT DATED 10 AUGUST 1987	00016706

	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME - KELT
	EXPLORATION LIMITED TO PURBECK EXPLORATION LIMITED
2	DATED 2 AUGUST 1991	00016713

	STAMPDUTY AGREEMENT RELATING TO LICENCE P.357 BLOCK
3	22/19A DATED 28 NOVEMBER 1991	00016717

	ASSIGNMENT OF PERCENTAGE INTEREST DATED 24 FEBRUARY
4	1992	00016720

	AGREEMENT FOR THE ACQUISITION OF 30 SESMIC OVER BLOCK
5	22/19A DATED 1 MARCH 1993	00016726

	AGREEMENT (CONCERNING THE RETENTION OF DOCUMENTS
	OUTSIDE THE UNITED KINGDOM RELATING TO LICENCE P.357
	BLOCK 22/19A) BETWEEN DEMINEX UK OIL AND GAS LIMITED
	AND BRASOIL U.K. LIMITED AND OTHERS DATED 17 NOVEMBER
6	1993	00016729

	WORKING INTEREST ASSIGNMENT U.K. PETROLEUM PRODUCTION
7	LICENCE NO. P.357 DATED 1 JULY 1996	00016730

	SUPPLEMENTAL AGREEMENT TO STAMPDUTY AGREEMENTS IN
8	RESPECT OF LICENCE P.357 DATED 1 JULY 1996	00016731

	CERTIFICATE OF NAME CHANGE FROM ELF ENTERPRISE
	CALEDONIA LIMITED TO ELF CALEDONIA LIMITED DATED 10
9	JULY 1996	00016732

	SUPPLEMENTAL AGREEMENT TO STAMPDUTY AGREEMENT DATES
10	23 JULY 1996	00016555

	WORKING INTEREST ASSIGNMENT U.K. PETROLEUM PRODUCTION
11	LICENCE NO. P.357 DATED 9 JANURAY 1997	00016733

	SUPPLEMENTAL AGREEENT TO STAMPDUTY AGREEMENTS IN
12	RESPECT OF LICENCE P.357 DATED 9 JANUARY 1997	00016734

	CERTIFICATE OF INCORPORATION CHANGE OF NAME FROM
	AMOCO (NORTH SEA) LIMITED TO AMOCO (FIDDICH) LIMITED
13	DATED 29 DECEMBER 1997	00016558

	NOVATION AGREEMENT TO STAMPDUTY AGREEMENTS IN
14	RESPECT OF LICENCE P.357 DATED 26 MARCH 1998	00016735

	NOVATION AGREEMENT IN RESPECT OF STAMPDUTY AGREMENT
15	DATED 20 DECEMBER 1999	00016563

	NOVATION AGREEMENT IN RESPECT OF STAMPDUTY
	AGREEMENTS RELATING TO LICENCE P.357 DATED 20 JULY
16	2000	00016739

	NOVATION OF STAMPDUTY AGREEMENTS (LICENCE P.357
17	BLOCK 22/19A) DATED 6 SEPTEMBER 2002	00016746

	NOVATION OF STAMPDUTY AGREEMENTS (LICENCE P.357
18	BLOCK 22/19A) DATED 6 SEPTEMBER 2002	00016747

	ASSIGNMENT OF PERCENTAGE INTEREST RELATING TO BLOCK
	22/19 RE: NIPPON / PALADIN TRANSACTION DATED 30 JUNE
19	2005	00016520

	ASSIGNMENT OF PERCENTAGE INTEREST RELATING TO LICENCE
20	P.357 BLOCK 22/19A DATED 30 JUNE 2005	00016523

	FIDDICH FIELD PRE-DEVELOPMENT STUDY AGREEMENT DATED
21	15 MARCH 2006	TLM9134-80

	DEED RE: ACQUISITION OF PETROLEUM WON UNDER P.357
22	(OIL OPTION DEED) DATED 2 MARCH 1981	00016682

23	NOVATION OF OIL OPTION DEED DATED 8 AUGUST 1984	00016688

24	NOVATION OF OIL OPTION DEED DATED 8 AUGUST 1984	00016689

25	NOVATION OF OIL OPTION DEED DATED 3 APRIL 1985	00016693

26	NOVATION OF OIL OPTION DEED DATED 3 APRIL 1985	00016694

	SUPPLEMENTAL OIL OPTION DEED PETROLEUM PRODUCTIO
27	LICENCE P.357 DATED 17 OCTOBER 1985	00016698

28	SUPPLEMENTAL OIL OPTION DEED DATED 23 OCTOBER 1985	00016700

29	SUPPLEMENTAL OIL OPTION DEED DATED 22 SEPTEMBER 1986	00016704

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
30	PRODUCTION LICENCE P.357 DATED 6 SEPTEMBER 2002	00016743

	LETTER FROM BPTO DTI RE: BLOCK 22/19A FALLOW STATUS
31	DATED 15 NOVEMBER 2004	00015420

	EXECUTION DEED RELATING TO UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.357 (2 MARCH 1981) DATED 30
32	JUNE 2005	00016522

	DTI
	DTI: OIL TAXATION ACT 1975 RE: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO.412 FIDDICH, ENCL.
	ORIGINAL P.357,COPIES P.092 AND P.292 DATED 30
1	DECEMBER 2005	TLM9140-116

	DTI: OIL TAXATION ACT 1975 RE: NOTICE OF PROPOSED
	DETERMINATION OF OIL FIELD NO.412 FIDDICH, ENCL.
	ORIGINAL P. 292, COPIES P.092 AND P.357 DATED 30
2	DECEMBER 2005	TLM9140-117

	DTI LETTER: PRODUCTION LICENCE NO. P.357 BLOCK 22/19A
3	DATED 20 JULY 2000	00016740

	LETTER FROM MARUBENI TO DTI RE: SALE OF INTEREST IN
4	P.357 TO NIPPON OIL EXPLORATION DATED 18 JULY 2002	00016657

	DTI LETTER: TO MARUBENI RE: PROPOSAL ASSIGNMENT TO
5	NIPPON DATED 30 JULY 2002	00016665

	DTI: LETTER/ LISTING OF NEWLY FALLOW DISCOVERIES
6	DATED 8 FEBRUARY 2005	00016266

	DTI: LETTER TO COVER CLAUSE 2.2.3 OF FIDDICH SPA
7	DATED 8 FEBRUARY 2005	00016094

	DTI: PETROLEUM ACT 1998 (MODEL CLAUSES): APPROVAL OF
8	LICENCE ASSIGNMENT DATED 22 JUNE 2005	00016516

D	LICENCE P.213 BLOCK 28/5a
-
	LICENCE AGREEMENTS

A01	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN BLOCK(S) NO. 15/8, 16/26, 28/5, 29/25 DATED 10 JULY 1972

A02	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 07 MARCH 1986

A03	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 17 MARCH 1987

A04	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 17 AUGUST 1988

A05	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 01 JANUARY 1989

A06	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 24 OCTOBER 1989

A07	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 03 JANUARY 1990

A08	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26, 15/8A AND 28/5A DATED 16 OCTOBER 1990

A09	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26 AND 28/5A DATED 25 MARCH 1991

A10	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 16 DECEMBER 1991

A11	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26 AND 28/5A DATED 29 MAY 1992

A12	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 21 JULY 1994

A13	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 01 NOVEMBER 1994

A14	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 18 JULY 1995

A15	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 03 NOVEMBER 1995

A16	DEED OF ASSIGNMENT OF UK PETROLEUM PRODCUTION LICENCE P.213 DATED 18 SEPTEMBER 1996

A17	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 09 FEBRUARY 1998

A18	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 12 JUNE 1998

A19	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 18 JUNE 1998

A20	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 29 JUNE 1998

A21	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 25 JANUARY 1999

A22	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 6 DECEMBER 1999

A23	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 20 DECEMBER 1999

A24	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 12 JUNE 2000

A25	ASSIGNMENT OF INTEREST RELATING TO LICENCE P.213 (BLOCK 16/26 AREA A INCLUDING ALBA FIELD AND BLOCK 16/26 AREA C (ABOVE 10,000 FEET)) DATED 29 SEPTEMBER 2003

A26	ASSIGNMENT OF INTEREST RELATING TO LICENCE P.213 (BLOCK 16/26 AREA PINCLUDING CALEDONIA FIELD) DATED 29 SEPTEMBER 2003

A27	EXECUTION DEED IN RESPECT OF THE AFFECTED AGREEMENTS FOR LICENCE P.213 FROM ENTERPRISE/SHELL TO TNSL RE PETROLEUM PRODUCTION LICENCE P.213 (10 JULY 1972) DATED 29 SEPTEMBER 2003

A28	EXECUTION DEED RELATING TO PETROLEUM PRODUCTION LICENCE P.213 DATED 25 APRIL 2005

A29	DEED OF RECTIFICATION IN RELATION TO DEED OF ASSIGNMENT FOR P.213 (15 SEPTEMBER 2003) DATED 6 MARCH 2005

	OPERATING AGREEMENTS
	SEA SEARCH GROUPLICENCE P.213 JOINT OPERATING
1	AGREEMENT DATED 14 FEBRUARY 1979	106

	OPERATING AGREEMENT BETWEEN THE HOLDERS OF PETROLEUM
2	PRODUCTION LICENCE P.213 DATED 7 FEBRUARY 1980	107

	AMENDMENT AGREEMENT RELATING TO P213 OPERATING
3	AGREEMENT DATED 23 DECEMBER 1987	TLM9166-28

	SUPPLEMENTAL AGREEMENT RELATING TO LICENCE P.213
4	JOINT OPERATING AGREEMENT DATED 10 OCTOBER 1990	108

	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL
	AGEEMENT IN RESPECT OF BLOCKS 15/8A, 28/5A, AND 16/26
5	OF LICENCE NO. P.213 DATED 25 MARCH 1991	TLM9166-24

	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL
	AGREEMENT (DATED 10 OCTOBER 1990) TO THE JOA (DATED
6	14 FEBRUARY 1979) DATED 16 DECEMBER 1991	111

	SUPPLEMENTAL AGREEMENT RE: JOA (DATED 14 FEBRUARY
	1979) REGARDING LICENCE NO. P.213 DATED 20 DECEMBER
7	1991	112

8	NOVATION AGREEMENT DATED 14 MAY	113

9	NOVATION OF JOA DATED 28 MAY 1992	TLM9166-23

	SIDE LETTER RELATING TO CHANGE OF EFFECTIVE DATE
10	DATED 28 MAY 1992	TLM9166-22

11	SUPPLEMENTAL AGREEMENT NOVATION DATED 28 MAY 1992	TLM9166-20

	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL
12	AGREEMENT DATED 29 MAY 1992	TLM9166-21

	NOVATION AGREEMENT RELATING TO THE JOA IN RESPECT OF
13	BLOCK 28/5A OF LICENCE P.213 DATED 29 MAY 1992	TLM9166-19

	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL
14	AGREEMENT DATED 21 JULY 1994	115

	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE NO. P.213 IN RESPECT OF BLOCKS
15	16/26 AND 28/5A DATED 21 JULY 1994	116

	NOVATION AGREEMENT RELATING TO TH EP.213 SUPPLEMENTAL
16	AGREEMENT DATED 9 FEBRUARY 1998	117

	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL
17	AGREEMENT DATED 12 JUNE 1998	119

	NOVATION OF JOINT OPERATING AGREEMENT IN RESPECT OF
	PETROLEUM PRODUCTION LICENCE NO. P.213 (BLOCK 28/5A)
18	DATED 18 JUNE 1998	120

	EXECUTION DEED IN RESPECT OF AFFECTED PETROLEUM
	AGREEMENTS FOR LICENCE P.213, BLOCK 28/5A RE UK
	PETROLEUM PRODUCTION LICENCE P.213 (10 JULY 1972)
19	DATED 20 DECEMBER 2005	TLM8873-94

	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL
20	AGREEMENT DATED 26 JUNE 1998	122

	NOVATION AND AMENDMENT OF JOA UNITED KINGDOM
	PETROLEUM PRODUCTION LICENCE P.213 BLOCK 28/5A DATED
21	29 JUNE 1998	TLM9166-25

	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL
22	AGREEMENT DATED 29 JUNE 1998	TLM9166-26

	NOVATION AGREEMENT OF JOA UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.213, BLOCK 28/5A DATED 6
23	DECEMBER 1999	92

	NOVATION AGREEMENT RELTAING TO THE P.213 SUPPLEMENTAL
24	AGREEMENT DATED 6 DECEMBER 1999	93

	NOVATION AGREEMENT RELATING TO JOA DATED 20 DECEMBER
25	1999	96

	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL
26	AGREEMENT DATED 20 DECEMBER 1999	100

27	NOVATION AGREEMENT RELATING TO JOA DATED 12 JUNE 2000	97

	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL
28	AGREEMENT DATED 12 JUNE 2000	104

	NOVATION OF P.213 SUPPLEMENTAL AGREEMENT (DATED 10
29	OCTOBER 1990) DATED 1 OCTOBER 2001	102

	NOVATION OF P.213 SUPPLEMENTAL AGREEMENT (DATED 10
30	OCTOBER 1990) DATED 1 MAY 2002	TLM9166-27

	NOVATION AGREEMENT IN RESPECT OF SUPPLEMENTAL
31	AGREEMENT FOR LICENCE P.213 DATED 29 NOVEMBER 2002	7502

	NOVATION AGREEMENT IN RESPECT OF JOA FOR LICENCE
32	P.213 BLOCK 28/5A DATED 29 NOVEMBER 2002	10990

	NOVATION OF P.213 JOA SUPPLEMENTAL AGREEMENT DATED 15
33	SEPTEMBER 2003	10224

	NOVATION OF P.213 JOA SUPPLEMENTAL AGREEMENT DATED 22
34	MARCH 2005	15975

	TRANSFER OF OPERATORSHIPAGREEMENT IN RELATION TO
	UKCS LICENCE NO. P.213 (BLOCK 28/5A) DATED 25 APRIL
35	2005	16153

	EXECUTION DEED IN RESPECT OF AFFECTED PETROLEUM
	AGREEMENTS FOR LICENCE P.213, BLOCK 28/5A RE JOINT
	OPERATING AGREEMENT LICENCE P.213, BLOCK 28/5A (14
	FEBRUARY 1979) AND SUPPLEMENTARY AGREEMENT RELATING
	TO LICENCE P.213 JOINT OPERATING AGREEMENT (10
36	OCTOBER 1990) DATED 20 DECEMBER 2005	TLM8873-94

	MISCELLANEOUS AGREEMENTS
1	POWER OF ATTORNEY DATED 26 JULY 1999	86

2	STAMPDUSTY AGREEMENT DATED 24 SEPTEMBER 1999	88

	JOINT WELL AGREEMENT LICENCES P.997 (BLOCK 28/5B AND
3	P.213 ()BLOCK 28/5A) DATED 9 FEBRUARY 2001	101

	NOVATION AGREEMENT IN RESPECT OF JOINT WELL AGREEMENT
4	DATED 29 NOVEMBER 2002	10989

E	BLANE

	LICENCE P.111 BLOCK 30/3A
	LICENCE
	INTER-AFFILIATE TRANSFER BETWEEN CENTRAL GRABEN
	EXPLORATION LIMITED & MAERSK OIL NORTH SEA UK LIMITED
	RE UK PETROLEUM PRODUCTION LICENCE NUMBER P.111 (7
	SEPTEMBER 1970), RESTATED TRUST DEED (20 DECEMBER
	2002) AND STAMPDUTY AGREEMENT RELATING TO LICENCE
1	P.111 (25 APRIL 1984) DATED 1 FEBRUARY 2006	TLM8873-93

	EXECUTION DEED RE: UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.111 (7 SEPTEMBER 1970), JOINT
	OPERATING AGREEMENT FOR U.K PRODUCTION PETROLEUM
	LICENCE P.111 RELATING TO BLOCK 30/3A (UPPER) ABOVE
	THE TOPOF THE DANIAIN/EKOFISK LAYER (1 SEPTEMBER
	1975), LICENCE P.111 RESTATED TRUST DEED (20
	SEPTEMBER 1999), INTERIM CO-OPERATING AGREEMENT IN
	RESPECT OF BLOCK 30/3A (30 JULY 1998) DATED 17 MARCH
2	2004	00011565

	INTEREST ASSIGNMENT IN RESPECT OF UK PETROLEUM
	PRODUCTION LICENCES P.219 (BLOCK 16/13A), P.120
	(22/16A) AND P.111 (BLOCK 30/3A UPPER - ABOVE THE TOP
3	OF THE DANIA/EKOFISK LAYER) DATED 17 MARCH 2004	00011566

	NOVATION AGREEMENT FOR THE TRANSFER OF ROYALTY
	OBLIGATIONS IN RELATION TO BLOCK 20/3A DATED 19 MAY
4	2004	00012078

	NOVATION AGREEMENT FOR THE TRANSFER OF ROYALTY
	OBLIGATIONS IN RELATION TO BLOCK 20/3A DATED 19 MAY
5	2004	00012079

	NOVATION AGREEMENT FOR THE TRANSFER OF ROYALTY
	OBLIGATIONS IN RELATION TO BLOCK 20/2A DATED 19 MAY
6	2004	00012077

	NOVATION AGREEMENT FOR THE TRANSFER OF ROYALTY
	OBLIGATIONS IN RELATION TO BLOCK 20/7A DATED 19 MAY
7	2004	00012076

	NOTICE OF PROPOSED DETERIMNATION OF AN AREA TO BE
8	PART OF OIL FIELD NO 398 BLANE DATED 19 MAY 2004	00017186

	NOVATION AGREEMENT FOR THE TRANSFER OF ROYALTY
	OBLIGATIONS IN RELATION TO BLOCK 20/3A DATED 19 MAY
9	2004	00012080

	EXECUTION DEED IN RELATION TO : LICENCE P.111 (7
	SEPTEMBER 1970 - HAVING EFFECT FROM 9 JUNE 1970),
	RESTATED TRUST DEED (20 DECEMBER 2002), JOINT
	OPERATING AGREEMENT RELATING TO LICENCE P.111 AS IT
	RELATES BLOCK 22/25A (EXCLUDING MIRREN AND MERGANSER)
	( 1 SEPTEMBER 1975), STAMPDUTY AGREEMENT (25 APRIL
10	1984), DATED 13 JULY 2004	00012458

	EXECUTION DEED IN RELATION TO : LICENCE P.111 (7
	SEPTEMBER 1970 - HAVING EFFECT FROM 9 JUNE 1970),
	RESTATED TRUST DEED (20 DECEMBER 2002), JOINT
	OPERATING AGREEMENT RELATING TO LICENCE P.111 AS IT
	RELATES BLOCK 22/25A (EXCLUDING MIRREN AND MERGANSER)
	( 1 SEPTEMBER 1975), STAMPDUTY AGREEMENT (25 APRIL
11	1984), DATED 13 JULY 2004	00012458

	DEED OF NOVATION IN RESPECT OF LICENCE P.111 RESTATED
	TRUST DEED (DATED 20 DECEMBER 2002) DATED 20 JULY
12	2004	00012460

13	BLANE FIELD DEVELOPMENT DATED 1 JULY 2005	00017106

	DTI LETTER RE: LICENCE P.111: BLANE FIELD DEVELOPMENT
14	DATED 4 JULY 2005	00017103

	OIL TAXATION ACT 1975 : DETERMINATION OF OIL FIELD NO
15	398 BLANE DATED 20 JULY 2005	00017147

16	DEED OF AMENDMENT DATED 10 AUGUST 2005	00016789

	OPERATING AGREEMENTS
1	JOINT OPERATING AGREEMENT DATED 1 SEPTEMBER 1975	00010975

	JOINT OPERATING AGREEMENT FOR FIFTH ROUND PRODUCTION
2	LICENCE NUMBER P.273 DATED 13 APRIL 1978	00012234

	JOINT OPERATING AGREEMENT FOR FIFTH ROUND PRODUCTION
3	LICENCE NUMBER P.272 DATED 28 APRIL 1978	00012238

	JOINT OPERATING AGREEMENT FOR SIXTH ROUND PRODUCTION
4	LICENCE NUMBER P.317 DATED 16 APRIL 1980	00012235

	ETTRICK PRE-UNITISATION AGREEMENT DATED 11 FEBRUARY
5	1986	00012239

	NOVATION TO THE PURPLE AREA OPERATING AGREEMENT DATED
6	2 SEPTEMBER 1986	00011316

	NOVATION OF THE PURPLE AREA OPERATING AGREEMENT DATED
7	2 SEPTEMBER 1986	00011343

	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT
8	DATED 30 JULY 1993	00011355

	NOVATION OF JOINT OPERATING AGREEMENT (P.111) DATED
9	30 JULY 1993	00011317

10	NOVATION OF LICENCE P.111 JOA DATED 1 MARCH 1994	00011360

	NOVATION AND AMENDMENT IN RELATION TO THE P.111 JOINT
11	OPERATING AGREEMENT (BLOCK 30/3A) DATED 30 JULY 1998	00011323

	NOVATION AND AMENDMENT IN RELATION TO THE P.111 JOINT
12	OPERATING AGREEMENT (BLOCK 30/3A) DATED 30 JULY 1998	00011369

	NOVATION OF LICENCE P.111 JOINT OPERATING AGREEMENT
13	DATED 20 OCTOBER 1998	00011326

	NOVATION OF LICENCE P.111 JOINT OPERATING AGREEMENT
14	DATED 20 OCTOBER 1998	00011376

15	NOVATION OF LICENCE P.111 JOA DATE 20 SEPTEMBER 1999	00011329

16	NOVATION OF LICENCE P.111 JOA DATE 20 SEPTEMBER 1999	00011385

	EXECUTION DEED RE: UNITED KINGDOM PETROLEUM
	PRODUCTION LICENCE P.111 (DATED 7 SEPTEMBER 1970),
	JOINT OPERATING AGREEMENT FOR UNITED KINGDOM
	PRODUCTION PETROLEUM LICENCE P.111 RELATING TO BLOCK
	30/3A (UPPER) ABOVE THE TOPOF THE DANIAN/EKOFISK
	LAYER (DATED 1 SEPTEMBER 1975), LICENCE P.111
	RESTATED TRUST DEED (DATED 20 SEPTEMBER), INTERIM
	CO-OPERATING AGREEMENT IN RESPECT OF BLOCK 30/3A
17	(DATED 30 JULY 1998) DATED 17 MARCH 2004	00011565

	TRANSFER OF OPERATORSHIPAGREEMENT IN RELATION TO
	LICENCE NO. P.111, BLOCK 30/3A (UPPER) ABOVE THE TOP
18	OF THE DANIAN/EKOFISK LAYER DATED 17 MARCH 2004	00012075

	EXECUTION DEED RE: LICENCE P.111 (7 SEPTEMBER 1970 -
	HAVING EFFECT FROM9 JUNE 1970), RESTATED TRUST DEED
	(20 DECEMBER 2002), JOINT OPERATING AGREEMENT
	RELATING TO LICENCE P.111 AS IT RELATES BLOCK 22/25A
	- EXCLUDING MIRREN AND MERGANSER (1 SEPTEMBER 1975),
	STAM DUTY AGREEMENT (25 APRIL 1984) DATED 13 JULY
19	2004	00012458

	BLANE FIELD PRE-UNITISATION AGREEMENT DATED 2
20	NOVEMBER 2004	00015153

	BLANE FIELD UNITISATION AND UNIT OPERATING AGREEMENT
21	DATED 6 JULY 2005	00016680

	TRANSPORTATION & PROCESSING
1	NET PROFITS INTEREST AGREEMENT DATED 1 DECEMBER 1997	00012141

	PROXIMITY AGREEMENT BETWEEN ULA AND BLANE DATED 4
2	MARCH 2005	00015776

	HEADS OF AGREEMENT ESTABLISHING THE KEY PRINCIPLES
	FOR THE DEVELOPMENT OF THE BLANE FIELD OVER THE ULA
3	PLATFORM DATED 1 SEPTEMER 2005	00017190

	CABLE CROSSING AGREEMENT IN RESPECT OF THE BLANE- ULA
	PIPELINES AND THE NORSEA COMMUNICATIONS CABLE DATED
4	18 APRIL 2006	TLM9166-14

	MISCELLANEOUS
	EXECUTION DEED RELATING TO : LICENCE P.111 (7
	SEPTEMBER 1970 - HAVING EFFECT FROM 9 JUNE 1970),
	RESTATED TRUST DEED (20 DECEMBER 2002), JOINT
	OPERATIGN AGREEMENT RELATING TO LICENCE P.11 AS IT
	RELATES BLOCK 22/25A EXCLUDING MIRREN AND MERGANSER (
	1 SEPTEMBER 1875), STAMPDUTY AGREEMENT ( 25 APRIL
1	1984) DATED 13 JULY 2004	00012458

	NOVATION OF A STAMPDUTY AGREEMENT (DATED 25 APRIL
2	1984) RELATING TO LICENCE P.111 DATED 20 JULY 2994	00012459

	BLANE PRE-DEVELOPMENT STUDIES AGREEMENT DATED 1
3	FEBRUARY 2005	00015601

	PETROLEUM ACT 1998: INVITATION TO MAKE
	REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE
	INSTALLATIONS RE: ALL SUBSEA EQUIPMENT INCLUDING THE
	WELLHEAD PROCTECTION STRUCTURE ASSOCIATED WITH THE
4	BLANE FIELD DATED 21 NOVEMBER 2005	00017963

F	LICENCE P.1264 BLOCK 28/5B & 28/10A

	LICENCE TO SEARCH AND BORE AND GET PETROLEUM IN
	BLOCKS 28/5B & 29/10A (IN THE PROCESS OF BEING
1	SIGNED)

Schedule 2

Working Capital

Part A

1.	Pursuant to Clause 3.2 of this Agreement, the working capital balance for each of the Interests shall be determined in accordance with the provisions of this Schedule, by:

1.1	adding together the amounts of the Cash Balances, trade account receivables, prepayments and sundry receivables, VAT Receivable, Other Assets, Inventory (net of Inventory Provisions) and Underlifts (the “Positive Balance”) for each Interest; and

1.1	adding together the amounts of any overdraft balance, VAT Payable, Accruals, Other Liabilities and Overlifts (the “Negative Balance”) for each Interest; and

1.2	deducting each Negative Balance from each Positive Balance, and adding together the net balances.

2.	Elements

2.1	The elements of working capital shall comprise those items set out in the Exhibit to this Schedule, which items shall have the following meanings:

“Cash Balances” means cash balances held by the Joint Account at the Completion Date;

“VAT Receivable/Payable” means VAT due to/from the Joint Account but not recovered/paid at the Completion Date;

“Other Assets” means other assets due to the Joint Account but unpaid at the Completion Date;

“Inventory” means the value of inventory reflected in the Joint Venture Billings and equipment held at the onshore warehouse, vendors yards and offshore;

“Inventory Provisions” means both general and specific provision made for obsolete, slow moving or defective items of inventory as adopted by the Joint Account at the Completion Date and as set out in the Joint Venture Billings;

“Accruals” means the amounts accrued by the Joint Account but unpaid as at the Completion Date;

“Other Liabilities” means the other liabilities accrued by the Joint Account but unpaid as at the Completion Date;

“Joint Account” means any joint account held by the relevant Operator in accordance with each of the JOAs and any relevant pipeline operating agreement;

“Overlift/Underlift” means, in relation to the interest of the Seller in a Field, the amount in barrels by which the aggregate amount of Oil, or NGL products in metric tonnes, or Gas as described in the hydrocarbon accounts prepared by the Field Operator, lifted by the Seller on and before the Completion Date exceeds (in the case of Overlift) or falls short of (in the case of Underlift) the aggregate amount of production entitlement on and before the Comletion Date attributable to that interest. The Overlift/Underlift position of each Field at the Completion Date is set out in the relevant terminal accounts.

3.	Valuation of certain elements

For all elements of working capital, other than Overlift and Underlift, trade account receivables, prepayments and sundry receivables, the figures shall be derived from the statements provided by the Operator (Joint Venture Billings).

4.	Valuation of Overlift and Underlift for Crude Oil

The value of any Overlift/Underlift of a Field shall be taken to be the average price per barrel achieved from sales in the month prior to the Completion Date. Where no sales have occurred in the prior month then the actual sales in the months subsequent to the Completion Date as adjusted for the premium or discounts in current contracts will be used. In the case of Overlift, the resulting valuation will have deducted therefrom, any PRT net of CT paid or to be paid, by the Seller on such Overlift.

5.	Valuation of Overlift and Underlift for NGL Products

The value of any Overlift and Underlift of a Field shall be taken to be the average price per metric tonnes achieved from sales in the months subsequent to the Completion Date.

6.	Valuation of Overlift and Underlift for Gas Products

Overlift or Underlift gas entitlement balances present due to gas banking or daily nominations arrangements shall be determined with reference to the prevailing gas price invoiced in the prior month.

7.	Currency

Euro, GBP and other denominated amounts are to be translated into US Dollars at the applicable conversion rate.

Part B

Working capital balances shall be determined as set out above in respect of each of the Interests.

Exhibit

Form of Working Capital Statement

	100%
	Joint Venture	Interest
Interest	£	%	Interest Share £
	-	-
As per Joint Venture
Billings (where
relevant)
Trade account receivables
Prepayments and sundry receivables
Cash
VAT receivable/payable
Other Assets
Inventory
Inventory Provisions
Accruals
Other Liabilities
	0		0

As per terminal accounts
TOTAL WORKING CAPITAL			0

Schedule 3

MAC Contracts

Contract No.	Department	Contractor	Service / Description	Start date	End Date
HALLIBURTON MFG &
C/PAL/012 - TLM 0462	WELLS	SVCS LTD	CEMENTING SERVICES	09/01/2004	07/01/2008
FISHING, MILLING & CASING
C/PAL/013 - TLM 0463	WELLS	BAKER OIL TOOLS	CUTTING/ABANDONMENT SERVICES	24/01/2004	23/01/2007
DRILLING FLUIDS & ASSOCIATED
C/PAL/014 - TLM 0464	WELLS	BAKER HUGHES INTEQ	SERVICES	24/01/2004	20/01/2007
DIRECTIONAL DRILLING &
C/PAL/015 - TLM 0465	WELLS	PATHFINDER	MWD/LWD SERVICES	13/04/2004	12/01/2008
C/PAL/016 - TLM 0466	WELLS	WEATHERFORD	CASED HOLE SERVICES	22/01/2004	21/01/2007
SUBSEA WELLHEAD & CONDUCTOR
C/PAL/017 - TLM 0467	WELLS	VETCO GRAY	SUPPLY & MANAGEMENT SERVICES	13/01/2004	12/01/2008
CASING & TUBING RUNNING
C/PAL/019 - TLM 0468	WELLS	WEATHERFORD	SERVICES	09/01/2004	08/01/2008
OCTG: SUPPLY & MANAGEMENT
C/PAL/020 - TLM 0527	WELLS	VMOG	SERVICES	23/01/2004	31/12/2006
HALLIBURTON MFG &
C/PAL/022 - TLM 0469	WELLS	SVCS LTD	MUD LOGGING SERVICES
24/02/2008
-
SCHLUMBERGER
		EVALUATION &	WELL TESTING & SAMPLING
C/PAL/024 - TLM 0471	WELLS	PRODUCTIONS LTD	SERVICES	18/08/2004	17/08/2006
COILED TUBING & PUMPING
C/PAL/025 - TLM 0472	WELLS	PSL	SERVICES	07/04/2004	05/04/2007
		HALLIBURTON MFG &			will close after
C/PAL/026 - TLM 0518	WELLS	SVCS LTD	TCP & DST SERVICES		MMFR #4
-
ROTATING LINER HANGER
C/PAL/028 -TLM 0473	WELLS	WEATHERFORD	SYSTEMS & SERVICES		16/03/2008
-
		AURORA	PROVISION OF CONSULTANCY
C/PAL/029 - TLM 0474	WELLS	ENVIRONMENTAL LTD	SUPPORT SERVICES	01/01/2006	31/12/2006
C/PAL/030 - TLM 0475	WELLS	WEATHERFORD	DRILLING TOOLS SUPPLY SERVICE		11/05/2007
-
PROVISION OF RISK
		ABERDEEN DRILLING	FACILITATION, MANAGEMENT &
C/PAL/031 - TLM 0476	WELLS	CONSULTANTS LTD	RIG EVALUATION	06/12/2005	05/12/2006
INSPECTION/EXPEDITING
C/PAL/046 - TLM 0479	WELLS	RBG LIMITED	SERVICES	23/03/2005	18/07/2006
DATALOG TECNOLOGY
C/PAL/048 - TLM 0480	WELLS	LIMITED	MUD LOGGING SERVICES	01/09/2005	31/08/2007
will close after
C/PAL/052 - TLM 0522	WELLS	MI SWACO	SOLIDS CONTROL SERVICES		MMFR #4
-
C/PAL/056 - TLM 0481	WELLS	NALCO LIMITED	PRODUCTION CHEMICALS	01/05/2004	30/04/2006
WELLHEAD MAINTENANCE ON
C/PAL/070 - TLM 0485	WELLS	VETCO GRAY	MONTROSE	01/03/2005	28/09/2006
PROSAFE DRILLING UK
C/PAL/082 - TLM 0486	WELLS	LTD	INSTALLATION/EQUIPMENT COSTS	01/06/2004
-
FRAMEWORK CONTRACT FOR
C/PAL/083 - TLM 0487	WELLS	CANSCO LTD	DRILLING TOOLS & SERVICES	11/05/2004	10/08/2006
FRAMEWORK AGREEMENT FOR
C/PAL/109 - TLM 0490	WELLS	COREX UK LTD	LABORATORY SERVICES	20/07/2004	19/07/2006
		GENESIS OIL & GAS	TECHNICAL CONSULTANCY
C/PAL/110 - TLM 0491	PROJECTS	CONSULTANTS	SERVICES	01/07/2004	30/06/2006
WOOD GROUP
		PRODUCTION	PDHG SYSTEMS FOR SUPPORT OF
C/PAL/118- TLM 0492	WELLS	TECHNOLOGY LTD	OPERATION IN 2005/2006		31/03/2007
-
MODUSPEC
		ENGINEERING (UK)	TECHNICAL CONSULTANCY
C/PAL/121- TLM 0493	WELLS	LTD	SERVICES	28/10/2004	27/10/2006
		ISLAND OFFSHORE	FRAMEWORK FOR LWIV SERVICES
C/APL/126A - TLM 0494	WELLS	MANAGEMENT AS	WITH ISLAND FRONTIER	04/03/2005	EVERGREEN
ENGINEERING & TECHNICAL
C/PAL/137- TLM 0495	PROJECTS	INGEN-IDEA LTD	CONSULTANCY SERVICES	01/01/2005	31/12/2006
C/PAL/138 - TLM 0496	WELLS	PETROSTRAT	BIOSTRATIGRAPHIC SERVICES	15/02/2005	14/10/2006
ENGINEERING & TECHNICAL
C/PAL/146 - TLM 0499	PROJECTS	FES	CONSULTANCY SERVICES	01/01/2005	31/12/2006
GLOBAL SANTAFE UK
C/PAL/156 - TLM 0501	WELLS	DRILLING LTD	GSF ARTIC II CONTRACT	06/06/2005	31/12/2007
GEOCHEMICALLY BASED
PRODUCTION ALLOCATION
C/PAL/166 - TLM 0502	WELLS	FUGRO ROBERTSON	METHODOLOGY SERVICES	28/04/2005	31/12/2006
COMMERCIAL CONSULTANCY
TLM 0477	WELLS	FABIAN UK LTD	SERVICES	01/03/2006	28/02/2008
DOWNHOLE AND CAMSCAN SUBSEA
C/PAL/175 - TLM 0504	WELLS	EV OFFSHORE	CAMERAS	28/05/2005	31/12/2006
LOWER COMPLETION EQUIPMENT
C/PAL/182 - TLM 0505	WELLS	RESLINK AS	AND ASSOCIATED EQUIPMENT	12/10/2005	31/12/2006
C/PAL/183 - TLM 0506	WELLS	DRILLTECH	DRILLING TOOLS		31/12/2006
-
C/PAL/184 - TLM 0507	WELLS	STRATOS GLOBAL LTD	COMMUNICATION SERVICES		31/12/2006
-
C/PAL/187 - TLM 0508	WELLS	ROVTECH LIMITED	ROV SERVICES ON GSF ARTIC II	01/11/2005	01/11/2006
CUTTINGS CONTAINMENT ON THE
C/PAL/192 - TLM 0509	WELLS	OILTOOLS EUROPE LTD	ARTIC II	22/09/2005	30/09/2006
RED SPIDER
C/PAL/195 - TLM 0510	WELLS	RED SPIDER	COMPLETION/TOOLS/SERVICES	16/08/2005	15/08/2006
		SCHLUMBERGER	INTELLIGENT FIRING SYSTEM -
C/PAL/198 - TLM 0511	WELLS	OILFIELD UK PLC	TCP SERVICES	01/01/2006	31/12/2007
GARDLINE GEOSURVEY
C/PAL/202 - TLM 0513	WELLS	LTD	SITE SURVEY SERVICES	25/11/2005	31/07/2006
		SMITH REA ENERGY	SPECIALIST ALLOCATION &
C/PAL/203 - TLM 0514	PROJECTS	ASSOCIATES	METERING SYSTEM SUPPORT	30/09/2005	30/09/2007
SAMPLE MANAGEMENT/STORAGE
C/PAL/204 - TLM 0515	WELLS	EXPRO GROUP	SERVICES	01/06/2005	30/05/2007
SEALANT INJECTION ENGINEER &
C/PAL/208 - TLM 0516	WELLS	KCI	EQUIPMENT	18/10/2005	17/10/2006
SURFACE TEST TREE AND
C/PAL/212 - TLM 0517	WELLS	SCHLUMBERGER	ASSOCIATED EQUIP	18/11/2005	18/11/2006
ENVENTURE GLOBAL
C/PAL/217 - TLM 0557	WELLS	TECHNOLOGY	EXPANDABLE TUBULAR SYSTEM	09/12/2005	31/12/2006
C/PAL/229 — TLM 0525	WELLS	FUGRO SURVEY LTD	RIG POSITIONING SERVICES	18/01/2006	will close after flotel departure

TLM-0444	PROJECTS	SOLAR TURBINES INTERNATIONAL CO.	COMPRESSOR PACKAGE (WAGE)	25/11/2004	31/12/2006

TLM-0445	PROJECTS	HSM STEEL STRUCTURES	COMPRESSION AND TREATMENT MODULE (WAGE)	06/05/2005	03/08/2006

TLM-0446	PROJECTS	TECHNIP OFFSHORE UK LIMITED	SUBSEA EPIC SERVICES (WAGE)	20/05/2005	01/12/2006

TLM-0447	PROJECTS	SUBSEA 7 BV	SUBSEA EPIC SERVICES (ENOCH)	03/06/2005	mobilisation of pipelay spread + 52 days

TLM-0448	PROJECTS	ALLSEAS UK LIMITED	PIPELAY (BLANE)	12/07/2005	01/10/2006

TLM-0449	PROJECTS	HEREEMA MARINE CONTRACTORS	TRANSPORT & INSTALLATION OF MONTROSE WAGE MODULE (WAGE)	30/05/2005	not specified

TLM-0450	PROJECTS	DALMINE( TENARIS)	SUPPLY OF COATED LINEPIEP (BLANE)	15/07/2005	30/06/2006

TLM-0451	PROJECTS	OCEANEERING MULTIFLEX (UK)LTD	UMBILICAL SUPPLY (BLANE)	29/06/2005	31/08/2006

TLM-0452	PROJECTS	CORUS	PIPELINE SUPPLY (BLANE)	21/07/2005	30/06/2006

TLM-0453	PROJECTS	LOGSTOR	INSULATION COATING (BLANE)	30/08/2005	15/07/2006

TLM-0545	PROJECTS	COOPER CAMERON VALVES ITALY S.R.L.- RING O VALVE FACILITY	SSIV / VALVE SUPPLY (BLANE)	11/11/2005	23/06/2006

TLM-0454	PROJECTS	DET NORSKE VERITAS	DESIGN ENGINEERING (BLANE)	08/08/2005	31/12/2006

TLM-0442	PROJECTS	BLUE WATER SHIPPING A/S	LOGISTICS SERVICES, ESBJERG (BLANE)	18/04/2006	N/A

TLM-0455	PROJECTS	ALLSEAS MARINE CONTRACTORS S.A.	TRENCHING AND COMMISSIONING (BLANE)	30/12/2005	not specified

TLM-0560	PROJECTS	SUBSEA 7 UK	UMBILICAL INSTALLATION & DSV TIE-INS (BLANE)	21/12/2005	N/A

TLM-0558	PROJECTS	VETCO GRAY NORWAY	DIVERLESS CONNECTORS (BLANE)	23/12/2005	04/10/2006

PET 1513 — TLM 0386	OPERATIONS	PII LTD	PROVISIN OF PIPELINE INTEGRITY SURVEY SERVICES	01/01/2004	31/12/2006

PET 1545 — TLM 0405	OPERATIONS	ABB AUTOMATION	PROVISION OF MAINTENANCE SUPPORT SERVICES	01/12/2003	31/12/2006

PET 1583	OPERATIONS	WEATHERNEWS UK LIMITED	PROVISION OF WEATHER FORECASTING	30/04/2003	31/12/2006

PET 1585	OPERATIONS	COMMERCIAL MICROBIOLOGY LIMITED	ANALYSIS OF POTABLE WATER	20/05/2003	31/12/2006

PET 1501 — TLM 0380	OPERATIONS	ARAMARK LTD	PROVISION OF CATERING AND HOTEL SERVICES	30/09/2005	31/01/2006

PET 1555 — TLM 0412	OPERATIONS	SAIC LIMITED	MAXIMO APPLICATION SUPPORT	08/10/2003	28/02/2006

PET 1543 — TLM 0404	OPERATIONS	WORMALD ANSUL (UK) LIMITED	PROVISION OF FIRE AND GAS MAINTENANCE	01/09/2003	28/02/2006

PET 1520 — TLM 0391	OPERATIONS	WS ATKINS	PROVISION OF ENGINEERING CONSULTANCY SERVICES	28/04/2003	28/02/2006

PET 1502 — TLM 0381	OPERATIONS	ASCO UK	SHOREBASE INVENTORY MANAGEMENT SERVICES	20/05/2003	31/03/2006

PET 1613 — TLM 0438	OPERATIONS	PROSPECT FLOW SOLUTIONS	PROVISION OF COMPULATION FLUID DYNAMIC ASSESSMENT OF MONTROSE SEPERATION TRAIN OPTIONS	15/12/2005	31/03/2006

PET 1548 — TLM 0408	OPERATIONS	IKM TESTING LTD	OIL FLUSHING, CHEMICAL CLEANING AND ASSOCIATED SERVICES	12/04/2005	12/04/2006

PET 1601 — TLM 0429	OPERATIONS	DEVONPORT ROYAL DOCKYARD LTD	COMPOSITE REPAIR SERVICES	25/04/2005	24/04/2006

PET 1515 — TLM 0387	OPERATIONS	SCORE (EUROPE)LTD	PROVISION OF VALVE MANAGEMENT SERVICES	20/05/2003	30/04/2006

PET 1539 — TLM 0402	OPERATIONS	TYCO ENGINEERING	PROVISION OF RELIEF VALVE MAINTENANCE SERVICES	20/05/2003	30/04/2006

PET 1521 — TLM 0392	OPERATIONS	SALAMIS (M & I) LIMITED	FABRIC MAINTENANCE SERVICES	03/05/2001	03/05/2006

PET 1557 — TLM 0413	OPERATIONS	ITS TESTING SERVICES	PROVISION OF LABORATORY AND ASSOCIATED SERVICES	20/05/2003	20/05/2006

PET 1525 — TLM 0395	OPERATIONS	COSALT INTERNATIONAL	PROVISION OF LIFEJACKET AND LIFECRAFT SERVICES	20/05/2003	20/05/2006

PET 1518 — TLM 0389	OPERATIONS	SWIRE EPD	HELIFUEL SERVICES	20/05/2003	20/05/2006

PET 1602 — TLM 0430	OPERATIONS	DBI OFFSHORE SERVICES LTD	AQUADRIL DESCALING COLD VENT LINE — MONTROSE	06/06/2005	05/06/2006

PET 1506 — TLM 0383	OPERATIONS	GE INTERNATIONAL	PROVISION OF COMPRESSOR MAINTENANCE	01/03/2005	30/06/2006

PET 1517 — TLM 0388	OPERATIONS	SPARROWS OFFSHORE SERVICES	PROVISION OF MECHANICIAL HANDLING EQUIPMENT AND MAINTENANCE	20/05/2003	30/06/2005

PET 1605 — TLM 0432	OPERATIONS	CORE TECHNICAL SERVICES	MONTROSE DRAIN LINE REPAIR	04/07/2005	03/07/2006

PET 1607 — TLM 0433	OPERATIONS	IICORR LIMITED	FABRIC MAINTENANCE SERVICES	25/07/2005	24/07/2006

PET 1578 — TLM 0421	OPERATIONS	TILSEY AND LOVATT	PROVISION OF DIESEL AND GAS PILLAR	01/08/2003	31/07/2006

PET 1561 — TLM 0414	OPERATIONS	GD ENGINEERING	PROVISION OF PIG LAUNCHERS AND RECEVIERS	01/08/2003	31/07/2006

PET 1608 — TLM 0434	OPERATIONS	FILM-OCEAN LTD	SUITCASE ROV INSPECTION	04/07/2005	03/07/2006

PET 1609 — TLM 0435	OPERATIONS	INTEGRATED SUBSEA SERVICES LTD	ROV INSPECTION SERVICES	15/07/2005	14/07/2006

PET 1566 — TLM 0416	OPERATIONS	DONUT (SAFETY) SYSTEMS	PROVISION OF EMERGENCY ESCAPE SYSTEMS	01/09/2003	31/07/2006

PET 1524 — TLM 0394	OPERATIONS	ELECO DOWDING AND MILLS	PROVISION OF ELECTRICAL SUPPLIES	01/08/2003	31/07/2006

PET 1564 — TLM 0415	OPERATIONS	SYNETIX TRACERCO	PROVISION OF NUCLEONIC LEVEL MANAGEMENT	01/09/2003	31/08/2006

PET 1511 — TLM 0385	OPERATIONS	OFFSHORE DESIGN LTD	PROVISION OF DOCUMENT CONTROL AND ASSOCIATED SERVICES	20/05/2003	31/08/2006

PET 1533 — TLM 0399	OPERATIONS	STANDARD AERO LIMITED	PROVISION OF TURBINE SERVICES	01/09/2003	01/09/2006

PET 1552 — TLM 0409	OPERATIONS	E-PRODUCTION SOLUTIONS LIMITED	PROVISION OF INSTRUMENT PANELS MAINTENANCE	01/10/2003	30/09/2006

PET 1527 — TLM 0396	OPERATIONS	RHOMAX ENGINEERING LTD	FISCAL METERING SERVICES AND SUPPORT	01/10/2004	30/09/2006

PET 1611 — TLM 0436	OPERATIONS	AMGAS LTD	PROVISION OF GAS DETECTOR SUPPLY AND INSTALLATION	01/10/2005	30/09/2006

PET 1612 — TLM 0437	OPERATIONS	CAPE INDUSTRIAL SERVICES LIMITED	PROVISION OF AD-HOC RIGGERS	01/11/2005	31/10/2006

PET 1577 — TLM 0420	OPERATIONS	PROVISION OF CONTROL SYSTEMS SUPPORT	PROVISION OF CONTROL SYSTEM SUPPORT	20/05/2003	30/11/2006

PET 1553 — TLM 0410	OPERATIONS	DRON AND DICKSON	PROVISION OF SUPPLY AND MAINTENANCE OF ELETRICAL EQUIPMENT	01/08/2003	31/12/2006

PET 1529 — TLM 0397	OPERATIONS	LLOYDS REGISTER OF SHIPPING	INDEPENDENT CERTIFICATION AUTHORITY	20/05/2003	31/12/2006

PET 1600 — TLM 0428	OPERATIONS	OCEANEERING INTERNATIONAL SERVICES	PROVISION OF INSPECTION AND INTEGRITY SERVICES	01/01/2004	01/01/2007

PET 1576 — TLM 0419	OPERATIONS	SURVIVAL CRAFT	PROVISION OF LIFEBOAT REPAIRS	01/10/2003	31/01/2007

PET 1554 — TLM 0411	OPERATIONS	MICROPACK	SUPPORT OF FIRE AND GAS SYSTEMS	30/09/2003	02/02/2007

PET 1570 — TLM 0417	OPERATIONS	TYCO ENGINEERING (A DIVISION OF WORMALD ANSUL)	FIRE PROTECTION SERVICES	01/03/2005	28/02/2007

PET 1546 — TLM 0406	OPERATIONS	SCOTIA INSTRUMENTATION	PROVISION OF ENGINEERS AND MAINTENANCE INSTRUMENTATION	01/10/2003	30/04/2007

PET 1604 — TLM 0431	OPERATIONS	AQUIDATA EXCEL JV	METERING SYSTEM SUPPORT	20/06/2005	20/06/2007

PET 1575 — TLM0418	OPERATIONS	WORMALD ANSUL (UK) LIMITED	HVAC SERVICES AND SUPPORT	01/11/2004	01/11/2007

PET 1522 — TLM 0393	OPERATIONS	ATLAS COPCO COMPRESSORS LIMITED	PROVISION OF COMPRESSOR MAINTENANCE	01/09/2003	31/12/2007

PET 1596 — TLM 0427	OPERATIONS	ITS TESTING SERVICES	FORTIES PIPELINE LIQUID ANALYSIS SERVICES	01/02/2003	31/01/2008

PET 1547 — TLM 0407	OPERATIONS	BUREAU VERITAS INSPECTION	CONDITION BASED MONITORING	01/03/2005	28/02/2008

PET 1534 — TLM 0400	OPERATIONS	BATTERY TEROTECH	BATTERY MAINTENANCE MANAGEMENT	01/04/2005	31/03/2008

PET 1593 — TLM 0426	OPERATIONS	SML TECHNOLOGIES LIMITED	PROVISION OF PERSONAL LOCATOR BEACONS	20/05/2003	20/05/2008

PET 1536 — TLM 0401	OPERATIONS	SCOTOIL SERVICES	PROVISION OF DECONTAMINATION AND DISPOSAL SERVICES	20/05/2003	20/05/2008

PET 1542 — TLM 0403	OPERATIONS	WEIR ENGINEERING SERVICES	PUMP MANAGEMENT SERVICES	10/05/2005	09/05/2008

PET 1530 — TLM 0398	OPERATIONS	FINNINGS LTD	PROVISION OF DIESEL ENGINE MAINTENANCE	01/08/2003	31/07/2008

PET 1503 — TLM 0382	OPERATIONS	MOTHERWELL BRIDGE ENGINEERING	PROVISION OF HEAT EXCHANGER MAINTENANCE SERVICES	01/09/2003	31/07/2008

PET 1591 — TLM 0424	OPERATIONS	VISCOM (ABERDEEN) LTD	PROVISION OF HELICOPTER PASSANGER SAFETY BRIEFINGS	12/05/2003	01/08/2008

PET 1510 — TLM 0384	OPERATIONS	KELTON ENGINEERING LIMITED	METERING SOFTWARE SUPPORT SYSTEMS	01/01/2004	29/12/2008

PET 1519 — TLM 0390	OPERATIONS	SAIC LIMITED	OPUS SUPPORT	01/03/2004	31/03/2009

PET 1592 — TLM 0425	OPERATIONS	RIVERSIDE COMPUTER SERVICES LTD	PROVISION OF ATTENDANCE TRACKING SYSTEM	20/05/2003	31/05/2009

PET 1579 — TLM 0422	OPERATIONS	MRO SOFTWARE UK LIMITED	MAXIMO SOFTWARE LICENCE AND MAINTENANCE AGREEMENT	06/03/2003	EVERGREEN

PET 1589 — TLM 0423	OPERATIONS	LOGIC UK LIMITED	VANTAGE SOFTWARE LICENCE AGREEMENT	12/05/2003	EVERGREEN

PET 1603	OPERATIONS	LOGIC	FLIGHT SHARING TRIAL AGREEMENT	25/05/2003	EVERGREEN

PAL/003	OPERATIONS	VIKING OFFSHORE SERVICES LIMITED	SAFETY STANDBY VESSEL	20/05/2003	30/09/2005

PAL/001	OPERATIONS	BRIGGS ENVIRONMENTAL SERVICES	PROVISION OF POLLUTION CONTROL EQUIPMENT AND SERVICES	20/05/2003	31/12/2005

PAL/136	OPERATIONS	OSRL	AERIAL DISPERSENT	20/05/2003	31/12/2005

PAL/078	OPERATIONS	NOBLE DENTON EUROPE LTD	PROVISION OF MARINE CONSULTANCY SERVICES	11/03/2004	10/03/2006

PAL/035	OPERATIONS	FACILITIES MANAGEMENT ABERDEEN	PROVISION OF FACILITIES MANAGEMENT	01/02/2004	30/04/2006

PAL/116	OPERATIONS	BOND HELICOPTERS LTD	AD-HOC HELICOPTER SERVICES	10/03/2005	31/05/2006

PAL/002	OPERATIONS	CHC SCOTIA LIMITED	HELICOPTER SERVICES	20/05/2006	31/05/2006

PAL/009	OPERATIONS	BRISTOW HELICOPTERS LIMITED	AD-HOC HELICOPTER SERVICES	10/06/2003	31/05/2006

PAL/147	OPERATIONS	RIDER HUNT INTERNATIONAL	CONTRACT CONSULTANCY SERVICES	01/06/2005	31/05/2006

PAL/004	OPERATIONS	BP EXPLORATION	PSV SHARING	01/04/2003	31/12/2006

PAL/061	OPERATIONS	CONSTRUCTION SPECIALIST LIMITED	PAN ASSET SUBSEA SUPPORT AND PROJECT MANAGEMENT	15/07/2004	09/06/2006

PAL/006	OPERATIONS	PETROFAC FACILTIES MANAGEMENT	OPERATING SERVICES	19/05/2003	19/05/2008

PAL/053	OPERATIONS	ROS — OCCUPATIONAL HEALTH	OCCUPATIONAL HEALTH SERVICES	22/03/2004	21/03/2007

PAL/075	OPERATIONS	BP MARINE LIMITED	SUPPLY OF MARINE FUELS TO MONARB		30/04/2008

PAL/005	OPERATIONS	CNSFTC LIMITED	TELECOMMUNICATION SERVICES AGREEMENT	20/05/2003	20/05/2009

PAL/007	OPERATIONS	HELIX RDS	WELL AND SUBSURFACE AGREEMENT	20/05/2003	EVERGREEN

PAL/008	OPERATIONS	APACHE NORTH SEA LIMITED	HELICOPTER SERVICES SHARING AGREEMENT	27/05/2003	EVERGREEN

PAL/090	OPERATIONS	NORTH MARINER	PSV FOR AD-HOC SUPPORT

PAL/122	OPERATIONS	STEWARTS OFFSHORE SERVICES LTD	MALAVIYA 20

PAL/122	OPERATIONS	STEWARTS OFFSHORE SERVICES LTD	TOISA CREST	29/11/2004	31/03/2005

PAL/124	OPERATIONS	STEWARTS OFFSHORE SERVICES LTD	HIGHLAND CHAMPIAN	22/11/2004	31/03/2005

PAL/215	OPERATIONS	OCEANTEAM 2000 LTD	DSV FOR MONTROSE — CAISSON REMEDIAL WORK

PAL/222	OPERATIONS	OLYMPIC SHIPPING AS	ANCHOR HANDLING, TOWING AND SUPPLY DUTIES — OLYMPIC HERCULES

PAL/223	OPERATIONS	SOLSTAD SHIPPING AS	ANCHOR HANDLING, TOWING AND SUPPLY DUTIES — NOMAD MARINER

PAL/224	OPERATIONS	SOLSTAD SHIPPING AS	ANCHOR HANDLING, TOWING AND SUPPLY DUTIES — NOMAD MARINER

PAL/226	OPERATIONS	ESVAGT AS	ERRV (STANDBY VESSEL FOR ARBROATH) — ESVAGT SUPPORTER

SIGNED for and on behalf of )
TALISMAN EXPRO LIMITED	) /s/ Jacquelynn F. Craw

SIGNED for and on behalf of ) TALISMAN ENERGY (UK) LIMITED ) /s/ Jacquelynn F. Craw SIGNED for and on behalf of	)
TALISMAN ENERGY (UK) LIMITED	) /s/ Jacquelynn F. Craw